                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12(c)

                                          GSI LUMONICS INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement, if other than
                                  the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                               GSI LUMONICS INC.
                               105 SCHNEIDER ROAD
                            KANATA, ONTARIO K2K 1Y3

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 9, 2002

    NOTICE IS HEREBY GIVEN THAT the annual and special meeting of the shareholders of GSI LUMONICS INC. (the "Company") will be held on Thursday, May 9, 2002 at 10:00 a.m. (Ottawa time) at the Chateau Laurier Hotel, Ottawa, Ontario, for the following purposes:

    (a) to receive the annual report of the Company and the consolidated financial statements of the Company for the fiscal year ended December 31, 2001, together with the auditors report thereon;

    (b) to elect directors;

    (c) to appoint auditors and to authorize the directors to fix the auditors' remuneration;

    (d) to consider and, if thought fit, to adopt Resolution No. 1 to amend the Company's Articles of Continuance to increase the requirement for share ownership percentages necessary for submitting shareholder proposals nominating persons for election to the Company's Board of Directors, as described in the management proxy circular accompanying this notice;

    (e) to consider and, if thought fit, to adopt Resolution No. 2 to ratify, confirm and approve the continued existence of Company's Shareholder Rights Plan (which was previously approved on May 11, 1999), as described in the management proxy circular accompanying this notice;

    (f) to consider and, if thought fit, to adopt Resolution No. 3 to amend the Company's 1995 Stock Option Plan (the "Plan") to increase the number of shares reserved for issuance under the Plan by 2,000,000 shares, which amendment is more particularly set forth in the management proxy circular accompanying the notice; and

    (g) to transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Only those Company shareholders of record at the close of business on March 12, 2002 will be entitled to vote at the meeting and at any adjournment or postponement thereof, except to the extent that any such holder has transferred any of the common shares after that date and the transferee of such common shares establishes proper ownership and requests on or before the commencement of the meeting that his name be included in the list of shareholders for the meeting.

    A copy of the management proxy circular and a form of proxy accompanies this notice, as well as a copy of the Company's Annual Report which contains the financial statements of the Company and the report of the auditors thereon for the fiscal year ended December 31, 2001 and management's discussion and analysis of financial condition and results of operation relating thereto. This notice, the management proxy circular and the form of proxy will be forwarded on or about March 28, 2002 to the registered holders of the Company's common shares on March 12, 2002.

    DATED at Ottawa, Ontario this 28th day of March, 2002.

                                          By Order of the Board of Directors
                                                     (signed)
                                          Eileen Casal, Corporate Secretary

March 28, 2002

    Shareholders who are unable to attend the meeting in person are requested to date and sign the enclosed form of proxy or other appropriate form of proxy and return it to Computershare Trust Company of Canada in the addressed envelope enclosed not later than Wednesday, May 8, 2002. In order to be represented by proxy, you must complete and submit the enclosed form of proxy or other appropriate form of proxy.

                                   IMPORTANT

    If your shares are registered in the name of a broker, only your broker can execute a proxy and vote your shares and only after receiving your specific instructions on certain resolutions to be voted upon at the Annual Meeting. Please contact the person responsible for your account and direct him or her to execute a proxy on your behalf today. If you have any questions or need further assistance in voting, please call:

                             Georgeson Shareholder
                                17 State Street
                               New York, NY 10004
                                  212-855-5200

                               GSI LUMONICS INC.

                           MANAGEMENT PROXY CIRCULAR

                            SOLICITATION OF PROXIES

    THIS MANAGEMENT PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GSI LUMONICS INC. (THE "COMPANY") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT
10:00 A.M. (LOCAL TIME) ON THURSDAY, MAY 9, 2002 AT THE CHATEAU LAURIER HOTEL, OTTAWA, ONTARIO, CANADA. The solicitation will be made by mail but proxies may also be solicited personally by employees of the Company. The cost of solicitation has been or will be borne by the Company. The Company may also pay brokers or nominees holding common shares of the Company in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals. The Company has retained Georgeson Shareholder to aid in the solicitation of proxies, which company will receive a fee and reimbursement of expenses estimated not to exceed thirty thousand dollars ($30,000.00), all of which will be borne by the Company.

    All monetary amounts referred to herein are stated in United States dollars unless otherwise stated. Unless the context indicates otherwise, the Company refers to GSI Lumonics Inc. and its subsidiaries.

    The Notice of the Meeting, this Management Proxy Circular and the form of Proxy will be forwarded on or about March 28, 2002 to the registered shareholders of the Company's common shares on March 12, 2002.

                     APPOINTMENT AND REVOCATION OF PROXIES

    The persons named in the enclosed form of proxy are officers of the Company. A SHAREHOLDER MAY APPOINT A PERSON TO REPRESENT HIM OR HER AT THE MEETING, OTHER THAN THE PERSONS ALREADY NAMED IN THE ACCOMPANYING FORM OF PROXY, BY INSERTING THE NAME OF SUCH OTHER PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY. SUCH PERSON NEED NOT BE A SHAREHOLDER. The completed form of proxy must be deposited with the Company at its principal executive offices at 105 Schneider Road, Kanata, Ontario, K2K 1Y3 or Computershare Trust Company of Canada, 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, in either case no later than 5:00 p.m. (Ottawa time) on Wednesday, May 8, 2002, or, if the meeting is adjourned, before commencement of the reconvened meeting.

    The shareholder executing the form of proxy may revoke it as to any manner on which a vote has not already been cast pursuant to the authority confirmed by such proxy a) by delivering another properly executed form of proxy bearing a later date and depositing it in the manner described above; b) by delivering an instrument in writing revoking the proxy, executed by the shareholder or by the shareholder's attorney authorized in writing, i) at the registered office of the Company, at any time up to and including the last business day preceding the date of the meeting, or at any reconvened meeting following its adjournment, or
ii) with the chairman of the meeting on the day of the meeting, or at any reconvened meeting following its adjournment; or c) in any other manner permitted by law.

                               VOTING OF PROXIES

    The officers named in the form of proxy accompanying this Circular will vote the common shares of the Company in respect of which they are appointed proxy in accordance with the directions of the shareholder appointing them. In the absence of such direction, such shares will be voted FOR the election of directors, FOR the appointment of Ernst & Young LLP as auditors, FOR Resolution No. 1--Proposal to Amend the Company's Articles of Continuance to Increase the Requirement for Share Ownership Percentages Necessary for Submitting Shareholder Proposals Nominating Persons for Election to the Company's Board of Directors, FOR Resolution No. 2--Proposal to Ratify the

Continued Existence of the Shareholder Rights Plan and FOR Resolution
No. 3--Proposal to Amend the 1995 Stock Option Plan to Increase the Number of Shares Reserved for Issuance.

    The Board of Directors has fixed March 12, 2002 as the record date for the determination of shareholders entitled to vote at the meeting. On that date there were outstanding and entitled to vote 40,603,176 shares of common stock of the Company. Each share is entitled to one vote.

    Each matter to be voted on, except for the election of directors and the Proposal to Amend the Company's Articles of Continuance (Resolution No. 1), requires the approval of a majority of common shares represented and entitled to vote on such matter to be effective. Resolution No. 1--the Proposal to Amend the Company's Articles of Continuance requires the approval of 66 2/3(rds) of the common shares represented and entitled to vote on such matter to be effective. The voting for the election of directors is described below. No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the representation of at least twenty percent (20%) of the outstanding shares as of the record date. Votes will be tabulated by the Company's transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

    The BUSINESS CORPORATIONS ACT (NEW BRUNSWICK) (the "Act") provides by section 65(1) for cumulative voting for the election of directors so that each shareholder entitled to vote at an election of directors has the right to cast a number of votes equal to the number of votes attached to the shares held by such shareholders multiplied by the number of directors to be elected and may cast all such votes in favour of one candidate or distribute them among the candidates in any manner. The Act further provides, in section 65(2), that a separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution is passed unanimously permitting two or more persons to be elected by a single resolution. Where a shareholder has voted for more than one candidate without specifying the distribution of votes among such candidates, the shareholder shall be deemed to have divided the votes equally among the candidates for whom such shareholder voted. If a shareholder desires to distribute votes otherwise than equally among the nominees for whom such shareholder has directed persons in the enclosed form of proxy to vote, such shareholder must do so personally at the meeting or by another form of proxy. ON ANY BALLOT THAT MAY BE CALLED FOR THE ELECTION OF DIRECTORS, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO CAST THE VOTES TO WHICH THE SHARES REPRESENTED BY SUCH PROXY ARE ENTITLED EQUALLY AMONG ALL THE PROPOSED NOMINEES WHOSE NAMES ARE SET FORTH IN THE TABLE UNDER "ELECTION OF DIRECTORS" BELOW, EXCEPT THOSE, IF ANY, EXCLUDED BY THE SHAREHOLDER IN THE PROXY, OR UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY HAS DIRECTED THAT THE SHARES BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

    The enclosed form of proxy confers discretionary authority on the person named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and other matters that may properly come before the meeting. At the date of this Circular, the management of the Company knows of no such amendments, variations or other matters.

    Proxies to be used at the meeting must be deposited with the Company or its transfer agent and registrar, Computershare Trust Company of Canada, prior to the commencement of the meeting. If you are unable to attend the meeting, please date, sign and return the accompanying form of proxy to Computershare Trust Company of Canada. Abstentions and broker non-votes will not be treated as votes cast or common shares entitled to vote with respect to any matter described in this Management Proxy Circular.

                         VOTING AND OWNERSHIP OF SHARES

    A merger of equals involving General Scanning, Inc. ("GSI") and Lumonics Inc. ("Lumonics") was completed on March 22, 1999. In the merger, GSI stockholders received common shares of Lumonics in exchange for their GSI common stock. Following the merger, the GSI stockholders and Lumonics Shareholders each, as a group, held approximately 50% of the outstanding common shares of the

Lumonics, which was renamed GSI Lumonics Inc. as a result of the merger. Unless otherwise stated herein, the disclosures set forth in this Management Proxy Circular relate to the Company on a post merger basis current to the date hereof.

    As of the record date the Company had 40,603,176 common shares outstanding. Each shareholder of record, as of the close of business on March 12, 2002 (the record date) is entitled to one vote for each common share held, except to the extent that such shareholder has transferred the ownership of any shares after such date and the transferee of such shares establishes proper ownership thereof and demands not later than ten days before the meeting to be added to the list of shareholders entitled to vote at the meeting in which case such transferee will be entitled to vote such shares. The failure of any shareholder to receive a Notice of Meeting of Shareholders does not deprive the shareholder of a vote at the meeting.

                                   OWNERSHIP

    The following sets forth, to the knowledge of the Company, certain information concerning the direct and indirect beneficial ownership of common shares, the Company's only class of voting securities, as of March 14, 2002 by each person known by the directors or senior officers of the Company to be the beneficial owner of, or to exercise control or direction over 5% or more of the outstanding common shares of the Company as of such date. This information is based on the most recent statements on Schedule 13G filed with the Securities and Exchange Commission or on other information available to the Company.

SHAREHOLDER                                                    SHARES     PERCENTAGE
-----------                                                   ---------   ----------
Sumitomo Heavy Industries Ltd.(1)...........................  4,078,238      10.04%
  9-11, Kita-Shinagawa 5 Chome
  Shinagawa-Ku, Tokyo, 141-8686, Japan

Oppenheimer Funds, Inc.(2)..................................  2,355,400       5.80%
  498 7th Avenue
  New York, New York 10018

------------------------

(1) Includes shares held by SHI Canada Inc. ("SHI"), a wholly-owned subsidiary of Sumitomo Heavy Industries Ltd. ("Sumitomo"). Sumitomo has shared voting and investment power with SHI as to all such shares.

(2) Consists of shares held by investors whose accounts are managed by Oppenheimer Funds, Inc. ("OFI") and other subsidiaries of and investment companies managed by OFI ("OFI Group"). The OFI Group has shared investment power as to all such shares.

                             ELECTION OF DIRECTORS

    During the fiscal year ended December 31, 2001, the board of directors of the Company held eight (8) meetings. Committees of the board held eighteen
(18) meetings. During fiscal 2001, each director attended 75% or more of the aggregate total of meetings of both the board and committees thereof on which such director served, except for Mr. William B. Waite, who, as a result of a serious injury, became physically incapacitated and was unable to attend any meetings in 2001.

    Below are the names of the persons for whom it is intended that votes be cast for their election as directors pursuant to the proxy that is hereby solicited unless the shareholder directs therein that his or her shares be withheld from voting. Within the minimum and maximum number of directors prescribed by the Company's articles, the board will consist of six
(6) directors. Each director will hold office until the next annual meeting or until his successor is elected or appointed.

    Management does not contemplate that any of the nominees named below will be unable to serve as a director, but if that should occur for any reason prior to the meeting, where the proxy is granted to the management nominees, the management nominees reserve the right to vote for other nominees in their discretion unless directed to withhold from voting. The following table states the name, position held with the Company by each person proposed to be nominated for election as a director, the year first elected or appointed as a director, committee memberships, and the person's principal occupation and employment during the past five years.

                                                                   YEAR
                                                                  BECAME
NAME, AGE PRINCIPAL OCCUPATION AND MUNICIPALITY OF RESIDENCE(4)  DIRECTOR
---------------------------------------------------------------  --------
Richard B. Black(1)(2), 68 ..................................      1999
  Managing Partner
  OpNet Partners, L.P.
  Jackson, Wyoming, U.S.A.

Paul F. Ferrari, 71 .........................................      1999
  Independent Consultant/
  Former V.P. & Treasurer
  Thermo Electron Corporation
  Hobe Sound, Florida, U.S.A.

Phillip A. Griffiths, Ph.D.(3), 63 ..........................      2001
  Director of the Institute for Advanced Study
  Princeton, New Jersey, U.S.A.

Byron O. Pond(1)(2), 65 .....................................      2000
  President and CEO
  Amcast Industrial Corp.
  Dayton, Ohio, U.S.A.

Benjamin J. Virgilio(1)(2), 62 ..............................      1998
  President & CEO,
  BKJR, Inc.
  Toronto, Canada

Charles D. Winston(3), 61 ...................................      1999
  President & Chief Executive Officer
  GSI Lumonics Inc.
  Pebble Beach, California, U.S.A.

------------------------

(1) Member, Audit Committee

(2) Member, Compensation Committee

(3) Member, Technology Committee

(4) The mailing address of each of Messrs. Black, Ferrari, Flowers, Griffiths, Pond, Virgilio and Winston is c/o the Company at 105 Schneider Road, Kanata, Ontario K2K 1Y3.

    Richard Black is a General Partner for OpNet Partners, L.P., an investment fund focused on companies in the fiber optics networking industry. He has served as Vice Chairman of Oak Technology, Inc. ("Oak") since March 1999 and as President of Oak from January 1998 to March 1999, and has been a director at Oak since 1988. From 1987 to 1997, Mr. Black served as a General Partner for KBA Partners, L.P., a technology venture capital fund. Prior to that time, he served as president and CEO of AM International, Inc., Alusuisse of America, Inc., and Maramont Corporation. He currently serves as a director of the following public companies: Altigen Communications Inc., Gabelli Group Capital Partners, Inc., Morgan Group, Inc., and Benedetto Gartland, Inc.

    Paul F. Ferrari has been an independent consultant since 1991. Previously, he was Vice President of Thermo Electron Corporation from 1988 to 1991 and was Treasurer of Thermo Electron Corporation from 1967 to 1988. He also served as a director of Thermedics Inc. and ThermoTrex Inc.

    Phillip A. Griffiths, Ph.D. is serving as the Director of the Institute for Advanced Study in Princeton, New Jersey, where he is responsible for managing the various research activities of the Institute. Prior to joining the Institute in 1991, Dr. Griffiths was Provost and James B. Duke Professor of Mathematics at Duke University for eight years. He has also taught at Harvard University, Princeton University and the University of California, Berkeley. He currently serves as a Director of Oppenheimer Funds, Inc., which company currently holds more than 5% of the Company's outstanding stock, as discussed in the Section entitled "Ownership" above.

    Byron O. Pond has been serving as President and CEO of Amcast Industrial Corp. since February 2001. Prior to that time and since 1990, Mr. Pond was a senior executive with Arvin Industries, Inc. serving as its President and Chief Executive Officer from 1993 to 1996 and as its Chairman and Chief Executive Officer from 1996 to 1998. He retired as Chairman of Arvin Industries, Inc. in 1999. He currently serves as a Director of Cooper Tire and Rubber Company and Precision Castparts Corporation.

    Benjamin J. Virgilio is currently the President and CEO of BKJR, Inc. of Toronto, Canada and was previously, from July 2000 until February 2001, the Chairman of Robotic Technology Systems, Inc. Mr. Virgilio was the President and Chief Executive Officer of Rea International Inc., an automotive fuel systems manufacturer, from May 1995 to July 2000. Prior to May 1995, Mr. Virgilio was a business consultant. Prior to November 1993, he was President and Chief Executive Officer of A.G. Simpson Limited.

    Charles D. Winston served as President and Chief Executive Officer of General Scanning, Inc. beginning in September 1988 and became a member of the Board of Directors in 1989. Mr. Winston became the President, Chief Executive Officer and a member of the Board of Directors of the Company following the merger of General Scanning Inc. and Lumonics Inc. in 1999. Prior to joining General Scanning, Inc., from 1986 to 1988, Mr. Winston was a management consultant. In 1986, Mr. Winston was an officer of Savin Corporation. From 1981 to 1985, he served as a Senior Vice President of Federal Express Corporation.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

    The following table shows the number of common shares, the Company's only class of equity securities, of the Company beneficially owned by each of the directors, the nominees for election as a director, the Named Executive Officers (see "Executive Compensation" below), as well as by the directors, the nominees for election as a director, and the executive officers of the Company as a group, as of March 14, 2002:

                                                                                          PERCENTAGE OF
NAME OF                                                      AMOUNT AND NATURE OF            COMMON
BENEFICIAL OWNER                                            BENEFICIAL OWNERSHIP(1)          SHARES
----------------                                            -----------------------       -------------
Patrick D. Austin, .......................................                 0(2)                   *
  Vice President, Worldwide Sales

Richard B. Black, ........................................            35,651(3)                   *
  Director

Paul F. Ferrari, .........................................           140,351(4)                   *
  Director

Phillip A. Griffiths .....................................            18,380(5)                   *
  Director

Kurt A. Pelsue ...........................................           150,907(6)                   *
  Vice President, Technology

Byron O. Pond ............................................            24,334(7)                   *
  Director

Felix I. Stukalin ........................................            47,889(8)                   *
  V.P. Wave Precision

Thomas R. Swain ..........................................            60,108(9)                   *
  Chief Financial Officer and Treasurer

Benjamin J. Virgilio, ....................................            34,834(10)                  *
  Director

Charles D. Winston, ......................................           491,522(11)                  *
  President, Chief Executive Officer
  and Director

Victor H. Woolley ........................................           143,917(12)                  *
  V.P. Strategic Planning

All directors, nominees for directors and executive                         (13)
  officers as a group (14 persons)........................         1,226,746                  3.02%

------------------------

*   Less than 1%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 12, 2002, whether pursuant to the exercise of options or warrants, the conversion of securities or otherwise. Includes an aggregate of 1,030,046 shares which are fully vested and may be acquired within 60 days from March 12, 2002, by exercise of stock options and warrants. Each beneficial owner's percentage of ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are fully vested and exercisable (or convertible) within 60 days of March 12, 2002 have been exercised. Unless otherwise noted in the footnotes below, the Company believes all persons named in the table have sole voting power and investment power with respect to all common shares beneficially owned by them. Statements as to ownership of common shares are based upon information obtained from the directors, nominees and executive officers and from records available to the Company.

(2) Mr. Austin served as V.P. Worldwide Sales until his resignation on September 28, 2001. All outstanding stock options held by Mr. Austin which were not exercised as of December 28, 2001, expired and were subsequently cancelled on that date.

(3) Includes 28,916 common shares subject to options and warrants.

(4) Includes 28,916 common shares subject to options and warrants.

(5) Includes 12,500 common shares subject to options.

(6) Includes 118,284 common shares subject to options.

(7) Includes 23,334 common shares subject to options.

(8) All common shares subject to options.

(9) Includes 51,358 common shares subject to options.

(10) Includes 30,834 common shares subject to options.

(11) Includes 483,051 common shares subject to options.

(12) Includes 126,111 common shares subject to options. Excludes 1,212 common shares held by Mr. Woolley's son, beneficial ownership of which he disclaims.

(13) Includes 1,030,046 common shares subject to options and warrants.

                             EXECUTIVE COMPENSATION

    The following table, presented in accordance with the rules of the United States Securities and Exchange Commission, sets forth information with respect to the compensation earned during the fiscal years ended December 31, 2001, 2000 and 1999 by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                                                                     COMPENSATION
                                                                                                        AWARDS
                                                                                             ----------------------------
                                                        ANNUAL COMPENSATION                  SECURITIES
                                          ------------------------------------------------     UNDER
NAME AND                                   FISCAL                           OTHER ANNUAL      OPTIONS        ALL OTHER
PRINCIPAL POSITION                          YEAR      SALARY     BONUS     COMPENSATION(1)    GRANTED     COMPENSATION(2)
------------------                        --------   --------   --------   ---------------   ----------   ---------------
Charles D. Winston(3)...................    2001     $400,000   $140,000              --       250,000      $   29,500(4)
  President & CEO                           2000      392,949    280,000              --       105,000           8,500
                                            1999      343,000     75,000              --       506,074         102,894(5)

Thomas R. Swain(6)......................    2001     $196,167   $ 50,000              --       100,000      $  123,405(7)
  CFO & Treasurer                           2000      178,125    100,000              --        30,000           8,500

Kurt A. Pelsue(8).......................    2001     $196,000         --              --        40,000      $    8,500
  V.P. Technology                           2000      180,712     64,000              --        20,000           8,500
                                            1999      161,250     33,000              --       143,866           8,000

Victor H. Woolley(9)....................    2001     $168,000         --     $    18,719(10)    50,000      $    8,500
  V.P. Strategic Planning                   2000      159,539         --              --        45,000           8,500

Felix I. Stukalin(11)...................    2001     $160,000   $ 32,000              --        40,000      $    8,500
  V.P. Wave Precision                       2000     $146,346   $121,032              --        45,000           8,500

Patrick D. Austin(12)...................    2001     $191,068         --              --        50,000              --
  V.P. Sales                                2000      224,236    100,763              --        30,000              --
                                            1999      199,340     82,950              --        50,000              --

--------------------------

(1) Unless otherwise noted, perquisites and personal benefits do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus of the named executive officer.

(2) Unless otherwise noted, all other compensation consists exclusively of the Company's contribution under the Company's Retirement and Savings Plans established pursuant to Section 401(k) of the U.S. Internal Revenue Code ("401(k) Plan"). Under the 401(k) Plan each participant may defer up to fifteen percent (15%) of his annual salary up to an annual maximum amount prescribed by US IRS regulations (US$10,500 in 2001). The Company matches such deferrals to the extent of achievement by the Company of certain profit goals.

(3) Mr. Winston became the President and CEO following the merger of General Scanning, Inc. and Lumonics Inc. in 1999 and prior to that time served as President, CEO and Director of General Scanning, Inc.

(4) Includes $21,000 annual premium payment for key employee life insurance coverage on Mr. Winston, under which the Company is the named beneficiary and $8,500 with respect to 401(k) Company match.

(5) Includes $82,946 with respect to relocation expenses and $17,470 with respect to the 401(k) Company match.

(6) Mr. Swain became the Chief Financial Officer on September 1, 2000 and prior to that time, from 1996 to 2000 served as Vice President and General Manager of View Engineering, Inc., which was acquired by General Scanning, Inc. in August 1996.

(7) Includes $114,905 with respect to relocation and related expenses and $8,500 with respect to the 401(k) Company match.

(8) Mr. Pelsue became the V.P. Technology following the merger of General Scanning, Inc. and Lumonics Inc. in 1999 and prior to that time, from 1997, served as V.P. Corporate Engineering for General Scanning, Inc.

(9) Mr. Woolley became V.P. Strategic Planning in March 1999 and prior to that time from 1995 to 1999 served as CFO, Treasurer and Clerk of General Scanning, Inc.

(10) Includes $3,318 with respect to health benefits; $8,700 as car allowance; $4,000 reimbursement for tax preparation costs, and $2,701 for supplemental long term disability insurance coverage for Mr. Woolley.

(11) Mr. Stukalin became V.P. WavePrecision in January 2001 and prior to that time from March 2000 served as V.P. Components.

(12) Mr. Austin served as V.P. Worldwide Sales until his resignation on September 28, 2001. Upon his resignation, the Company entered into a Separation Agreement with Mr. Austin pursuant to which Mr. Austin will receive salary payments and health benefit coverage for a period not to exceed twelve (12) months from the date of his resignation.

STOCK OPTION PLANS

    In conjunction with the merger of General Scanning, Inc., the Company adopted outstanding options held by employees under nonqualified and incentive stock options and issued 2,051,903 stock options in exchange. As of March 14, 2002, options to purchase 660,151 shares of common stock remained outstanding under the assumed General Scanning, Inc. stock option plans. In addition, the Company adopted outstanding warrants for the purchase of common stock issued to non-employee members of the General Scanning, Inc. Board of Directors. The warrants are subject to vesting as determined by a committee of the Board of the Directors at the date of grant and expire ten years from the date of grant. As of March 14, 2002, 51,186 warrants, of which 48,492 are exercisable, remain outstanding at prices ranging from US$9.65 to US$15.41 per share. Warrants have been included in all stock option tables included in this proxy circular. Excluding the assumed options and warrants referenced herein, no additional options or warrants are authorized to be granted under the assumed General Scanning, Inc. stock option plans.

    Lumonics Inc. had three (3) stock option plans in existence for key employees and/or directors prior to the merger with General Scanning, Inc, known as the May 1994 Executive Management Plan ("May 1994 Plan"), the September 1994 Key Employee and Director Plan ("September 1994 Plan") and the 1995 Stock Option Plan ("1995 Option Plan"). As of December 31, 2000 there were no outstanding options under the May 1994 Plan and the September 1994 Plan. All outstanding options under the May 1994 Plan and the September 1994 Plan expired on September 14, 2001. No additional options will be granted under the May 1994 Plan and the September 1994 Plan.

    The 1995 Option Plan referenced above, which was established on September 14, 1995 by Lumonics Inc. for the benefit of employees (including contract employees), consultants, and directors of the Company, remained in place following the merger with General Scanning, Inc. in 1999 and as of the date of this proxy, is the only Company stock option plan under which new options may be granted. Subject to the requirements of the 1995 Option Plan, the Compensation Committee or in lieu thereof, the Board of Directors, has the authority to select those directors, consultants, and employees to whom options will be granted, date of the grant, the number of options to be granted and other terms and conditions of the Options. The exercise price of options granted under the 1995 Option Plan must be equal to the closing price of the Company's common shares on The Toronto Stock Exchange, or in lieu thereof, The Nasdaq Stock Market, on the day immediately preceding the date of grant. The exercise period of each option is determined by the Compensation Committee but may not exceed 10 years from the date of grant. The 1995 Option Plan initially authorized the issuance of a maximum of 406,000 options to purchase common shares. This authorization was increased to: 1,906,000 on May 6, 1997, 2,906,000 on May 11,1999, and 4,906,000 on May 8, 2000; with all such increases being approved by the shareholders. Currently, a maximum of 4,906,000 options to purchase common shares are permitted to be issued under the 1995 Option Plan. The Compensation Committee has the power to amend, modify or terminate the 1995 Option Plan provided that optionee's rights are not materially adversely affected and subject to any approvals required under the applicable regulatory requirements. As of March 14, 2002 options to purchase an aggregate of approximately 3,294,201 common shares are outstanding under the 1995 Option Plan to employees and directors at prices ranging from Cdn$6.50 per share to Cdn$41.25 per share, and from US$4.38 per share to US$20.313 per share.

    No past financial assistance has been given to participants to assist them in purchasing common shares under the 1995 Option Plan, nor is such financial assistance contemplated. The 1995 Option Plan contains no provision for the Company to provide any such assistance.

OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

    The following table provides information regarding options granted by the Company during the fiscal year ended December 31, 2001 to the Named Executive
Officers:

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                    ANNUAL RATE OF
                                           PERCENT OF                                                 SHARE PRICE
                               NUMBER     TOTAL OPTIONS                                            APPRECIATION FOR
                             OF SHARES     GRANTED TO                                               OPTION TERM(1)
                             UNDERLYING     EMPLOYEES       EXERCISE                  -------------------------------------------
                              OPTIONS       IN FISCAL       OR BASE      EXPIRATION
NAME                          GRANTED        YEAR(2)      PRICE ($/SH)      DATE             5%($)                  10%($)
----                         ----------   -------------   ------------   ----------   --------------------   --------------------
Charles D. Winston ........   250,000         13.62%         $8.930        4/17/07                 759,264              1,722,510
  President & CEO

Thomas R. Swain ...........   100,000           5.4%         $8.930        4/17/07                 303,705                689,004
  CFO & Treasurer

Kurt A. Pelsue ............    40,000           2.2%         $8.930        4/17/07                 121,482                275,602
  V.P. Technology

Victor H. Woolley .........    50,000           2.7%         $8.930        4/17/07                 151,853                344,502
  V.P Strategic Planning

Felix I. Stukalin .........    40,000           2.2%         $8.930        4/17/07                 121,482                275,602
  V.P. Wave Precision

Patrick D. Austin(3) ......    50,000           2.7%         $8.930        4/17/07                 151,853                344,502
  V.P. Worldwide Sales

------------------------

(1) This column shows the hypothetical gain of the options granted based on assumed annual share appreciation rates of 5% and 10% above the exercise price over the full term of the option. The 5% and 10% rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate of future appreciation of the Company's common share prices.

(2) All Options listed below vest as to 25% of the total grant on each of the first, second, third and fourth anniversary of the date of grant.

(3) Mr. Austin served as V.P. Worldwide Sales until his resignation on September 28, 2001. All outstanding stock options held by Mr. Austin which were not exercised as of December 28, 2001 expired and were subsequently cancelled on that date.

OPTIONS EXERCISED AND YEAR-END OPTION VALUES

    The following table provides information, for the Named Executive Officers, concerning the number of shares for which stock options were exercised in the fiscal year ended December 31, 2001, the realized value or spread (the difference between the exercise price and market value on date of exercise), and the number and unrealized spread of unexercised options held by the Named Executive Officers at fiscal year end.

                                                                                             VALUE(2) OF
                                                                                             UNEXERCISED
                                                                  UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                                          AT                     AT
                                       SECURITIES                  DECEMBER 31, 2001      DECEMBER 31, 2001
                                        ACQUIRED     AGGREGATE       EXERCISABLE/           EXERCISABLE/
                                           ON          VALUE         UNEXERCISABLE          UNEXERCISABLE
NAME AND                                EXERCISE    REALIZED(1)   -------------------   ---------------------
PRINCIPAL POSITION                        (#)           ($)         (#)        (#)         ($)         ($)
-------------------------------------  ----------   -----------   --------   --------   ---------   ---------
Charles D. Winston...................                             405,412    455,662     691,489     464,280
  President & CEO
Thomas R. Swain......................                              25,011    123,847       4,569
  CFO & Treasurer
Kurt A. Pelsue.......................                             102,896     90,970     181,690     124,482
  V.P. Technology
Victor H. Woolley....................                              85,917     87,694     175,427      40,900
  V.P Strategic Planning
Felix I. Stukalin....................                              32,889     83,846      83,240      44,805
  V.P. Wave Precision
Patrick D. Austin....................     25,000      120,750          (3)        (3)         (3)         (3)

------------------------

(1) Market value of the underlying shares on the date of exercise less the option exercise price. Values are in U.S. dollars unless otherwise specified.

(2) Market value of shares covered by in-the-money options on December 31, 2000, less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price. Values are in U.S. dollars unless otherwise specified.

(3) All outstanding stock options held by Mr. Austin that were not exercised prior to December 28, 2001 expired and were subsequently cancelled as of that date.

EMPLOYMENT CONTRACTS

    The Company entered into an Employment Agreement with Charles D. Winston on January 1, 2000 and an Amendment to such Agreement on February 26, 2002, pursuant to which the Company agreed to employ Mr. Winston as the CEO until December 31, 2003 and to pay him certain benefits upon his termination of employment without cause, prior to such date, which benefits are further
detailed in the severance agreement referenced below.   In addition, the
Employment Agreement provides for Mr. Winston to perform consulting services for the Company for a two (2) year period commencing on January 1, 2004, at 50% of his base salary for the last year of his Employment Agreement.

    In addition, the Company has entered into severance agreements with certain members of its executive management team, including the Named Executive Officers but excluding Mr. Austin. The agreements, excluding the agreement with Mr. Stukalin, supercede previously executed severance agreements and all of the agreements provide for a severance payment if employment with the Company is terminated without cause or upon or following defined change of control events. The Severance Agreement with Mr. Winston was entered into on May 24, 2001 ("Effective Date") and amended on February 26, 2002. The effective date for each of the agreements with Messrs. Swain, Woolley, and Pelsue and Ms. Palmer is May 24, 2001. The effective date for the agreement with Mr. Stukalin is March 1, 2000

    The severance agreement entered into with Mr. Winston is coterminous with his Employment Agreement and is not subject to renewal; while the severance agreements entered into with Messrs. Swain, Woolley, Pelsue and Stukalin and Ms. Palmer continue for a minimum term of three years from their respective effective dates and will automatically extend for periods of one year after the initial term unless the Company or the executive gives notice at least ninety days prior to the expiration of the current period that the agreement will not be extended. Under the severance agreements the payment in the event of termination without cause is equal to a minimum of one year and a maximum of two years of the sum of (a) annual base salary; (b) targeted annual bonus;
(c) prorated portion of the annual bonus; and (d) the cost of certain employment benefits, except that with respect to Mr. Winston the payment is equal to a minimum of two years and a maximum of three years of the sum of (a)-(d) and that with respect to Mr. Stukalin the payment is equal to a minimum of one year and a maximum of two years of the sum of his annual base salary, his average targeted annual bonus paid for the prior two years and the costs of certain employment benefits. If the termination of employment occurs upon or following a defined change of control of the Company, the payment is equal to three times the sum of
(a)-(d), except that with respect to Mr. Winston the payment is equal to four times the sum of (a)-(d) and with respect to Mr. Stukalin the payment is equal to his termination without cause payments discussed herein plus an additional twelve (12) months. Also, pursuant to these agreements all unvested options then held shall immediately vest, provided that such options shall expire upon the earlier of (i) three years or the remainder of the option term in the event of a change of control, or (ii) six months or the remainder of the option term in the event of a termination for cause, except that with respect to Mr. Stukalin, his options expire within six (6) months of the date of termination in either case. Most of these agreements provide that a payment would be increased in the event that it would subject the officer to an excise tax as a parachute payment under the U.S. Federal Tax Code. The increase would be equal to the additional tax liability imposed on the executive as a result of the payment.

COMPOSITION OF COMPENSATION COMMITTEE

    The Compensation Committee (the "Committee") determines all aspects of compensation payable to the Chief Executive Officer and the other Named Executive Officers (see "Summary Compensation Table"). As at December 31, 2001 the Committee was composed of three members of the then existing Board of
Directors: Benjamin J. Virgilio; Richard B. Black; and Byron O. Pond. The Compensation Committee held seven (7) meetings during fiscal 2001.

REPORT ON EXECUTIVE COMPENSATION

    The executive compensation policy of the Company has as its goals the following:

    (1) to provide executives with compensation that is fair and competitive in the market place;

    (2) to incent executives to meet and exceed financial and other strategic objectives; and

    (3) to raise the perspectives of executives from simply increasing the size of the Company to taking a strategic path toward increasing shareholder value.

SALARY

    Base salaries are determined on an individual basis taking into consideration the individual's position in the Company, the individual's ability to contribute to the Company's performance and amounts paid by technology companies of similar size for comparable positions.

ANNUAL BONUS

    Each executive officer has the opportunity to earn an annual bonus. The amount of the bonus is tied to the individual's performance and the achievement of specific goals and objectives which, in some cases, may be difficult to quantify. Cash bonuses may also, at the discretion of the Compensation Committee, be used to recognize other significant contributions of an executive to the overall success of the Company's objectives. All cash bonuses are paid at the discretion and upon the approval of the Compensation Committee. The amount of the potential bonuses varies based upon the executive officer's position in the Company, ability to impact Company performance and contribute to the Company's objectives, and degree of responsibility.

LONG TERM INCENTIVES

    Executives may participate in the Company's stock option plans (the "Plans"). The Plans are administered by the Compensation Committee which designates the individuals who are to be granted options, the number of options to be granted and other terms and conditions of the options. The number of stock options granted to executive officers is based upon the same factors as are relevant in setting their salaries and annual bonuses.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    During the year ended December 31, 2001, Charles D. Winston served as the Company's Chief Executive Officer. In setting the Chief Executive Officer's salary and target bonus for the year ended December 31, 2001, the Committee reviewed salaries and bonuses paid to other chief executive officers of technology companies of similar size and considered his ability to impact the achievement of the Company's objectives. For the year ended December 31, 2001, Mr. Winston's target bonus was 70% of his base salary and an option to purchase 250,000 common shares was granted to Mr. Winston in 2001 with an exercise price of $8.930 per share.

                                    Report submitted by:  Benjamin J. Virgilio,

                                                          Richard B. Black, and

                                                          Byron O. Pond

REPORT OF AUDIT COMMITTEE

    During 2001 the Audit Committee of the Company's Board had eight
(8) meetings. Its membership was compromised of Benjamin J. Virgilio, Richard B. Black and Byron O. Pond.

    Each member of the Company's Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Company's Audit Committee operates under a written charter approved by the Board.

    The Company's Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory, and internal control environments. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The primary duties and responsibilities of the Company's Audit Committee are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems; (2) review and appraise the audit efforts of the Company's independent auditors; (3) evaluate the Company's quarterly financial performance, as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies; and, to (5) provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

    The Company's Audit Committee has

    - reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2001 with the Company's management and Ernst & Young LLP, the Company's independent auditors, including a discussion of the quality and effect of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

    - has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Ernst & Young LLP, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of Ernst & Young LLP regarding the reasonableness of those estimates; and

    - met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting; and

    The Company's Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (entitled "Independence Discussion with Audit Committees"), has discussed the independence of Ernst & Young and considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining auditor independence, and has satisfied itself as to the auditor's independence.

    Based on the review and discussions noted above, the Company's Audit Committee has recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC. The Audit Committee and the Board have also appointed, subject to shareholder ratification, Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                                    Report submitted by:  Benjamin J. Virgilio,

                                                          Richard B. Black, and

                                                          Byron O. Pond

PERFORMANCE GRAPHS

    The following graph assumes an investment of Cdn$100 on September 28, 1995 (the date of the closing of the Company's initial public offering) and compares the yearly percentage change in the cumulative total shareholder return on such investment to the cumulative total return of The Toronto Stock Exchange Composite for the six year period which commenced September 28, 1995 and ended on December 31, 2001.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          TSE 300  GSI LUMONICS
9/29/95       100           100
10/6/95     99.24         99.14
10/13/95    99.51         98.28
10/20/95    97.98         96.55
10/27/95    95.71         94.83
11/3/95    100.15         98.28
11/10/95   101.06        103.45
11/17/95   101.54        119.83
11/24/95   103.14        121.55
12/1/95    103.18        127.59
12/8/95    104.65        133.62
12/15/95   103.16        129.31
12/22/95   103.99        136.21
12/29/95   104.06        133.62
1/5/96     106.84        135.34
1/12/96    104.93        129.31
1/19/96    106.43        134.48
1/26/96     108.2        141.38
2/2/96     111.09           150
2/9/96     111.22        162.07
2/16/96    111.37        165.52
2/23/96    109.56        162.93
3/1/96     109.42        166.38
3/8/96     108.07        178.45
3/15/96    109.36        171.55
3/22/96    109.34        172.41
3/29/96    109.74        175.86
4/5/96     110.74        179.31
4/12/96    110.87        182.76
4/19/96    111.92        201.38
4/26/96    113.64         193.1
5/3/96     113.13        186.55
5/10/96    114.28        197.24
5/17/96    115.25        197.24
5/24/96    115.46        196.55
5/31/96    115.82        195.86
6/7/96     113.41         193.1
6/14/96    111.05         193.1
6/21/96    111.43        192.41
6/28/96    111.35         193.1
7/5/96     111.77        191.38
7/12/96     111.3        191.38
7/19/96    110.49        186.21
7/26/96    108.91        189.66
8/2/96     110.73        188.28
8/9/96      111.4        187.59
8/16/96    112.35        187.59
8/23/96    114.64        189.66
8/30/96    113.55        188.97
9/6/96     113.69        186.21
9/13/96    115.75        186.55
9/20/96    116.73        179.31
9/27/96    117.03         193.1
10/4/96    119.56         173.1
10/11/96   120.56        175.86
10/18/96   121.26        181.38
10/25/96   122.52        177.59
11/1/96    123.44        175.86
11/8/96    127.13        182.76
11/15/96    129.6         193.1
11/22/96   130.64        175.86
11/29/96   132.83        172.41
12/6/96    128.26        175.86
12/13/96   125.99        179.31
12/20/96   129.58        165.86
12/27/96   130.31        168.97
1/3/97     130.68        167.59
1/10/97    132.12        177.59
1/17/97    135.52        177.59
1/24/97     133.2        175.86
1/31/97    134.88        186.21
2/7/97      134.7           200
2/14/97    137.19        203.45
2/21/97    137.47        207.24
2/28/97    135.94        199.66
3/7/97     138.38         193.1
3/14/97    136.82        195.86
3/21/97    134.11        182.76
3/28/97    130.95        182.76
4/4/97     128.42        182.76
4/11/97    125.47        181.03
4/18/97    128.62        181.03
4/25/97    128.82        184.48
5/2/97     134.82        186.21
5/9/97     137.52        181.03
5/16/97    137.92        179.31
5/23/97    141.76        177.93
5/30/97    140.89        178.62
6/6/97     143.32        185.17
6/13/97    144.61        189.66
6/20/97    143.75           200
6/27/97    141.87        198.97
7/4/97     145.38        196.55
7/11/97    146.29        194.83
7/18/97    148.75         206.9
7/25/97    149.68        217.24
8/1/97     151.25        220.69
8/8/97     152.22        217.24
8/15/97     147.8        191.38
8/22/97    148.13         193.1
8/29/97    145.96         193.1
9/5/97     148.87         193.1
9/12/97    149.37        186.21
9/19/97    154.15        188.28
9/26/97       154        191.38
10/3/97    156.56        193.79
10/10/97   156.97           200
10/17/97   155.34        196.55
10/24/97   155.27        195.17
10/31/97   151.05        192.41
11/7/97    151.26        186.21
11/14/97   148.49        172.41
11/21/97   149.54        172.41
11/28/97   143.78        152.41
12/5/97    148.45        165.52
12/12/97   146.63        165.52
12/19/97   144.28        163.79
12/26/97   144.37        165.52
1/2/98     148.16        186.21
1/9/98     138.47        181.72
1/16/98     141.7        175.86
1/23/98     143.3        167.24
1/30/98    147.92        164.14
2/6/98     151.16        165.52
2/13/98    153.92        165.52
2/20/98    152.78        179.31
2/27/98    156.58        161.72
3/6/98     158.63        161.72
3/13/98    163.03        159.31
3/20/98    163.65         156.9
3/27/98    168.28        158.62
4/3/98     168.06        155.17
4/10/98    168.24        118.28
4/17/98    171.42        118.97
4/24/98    170.06           120
5/1/98     170.03        117.24
5/8/98     169.97        115.52
5/15/98    169.63        117.24
5/22/98    170.54        113.79
5/29/98    167.55        109.66
6/5/98     165.75        104.48
6/12/98     161.4         96.55
6/19/98    157.92         87.93
6/26/98    162.01         91.38
7/3/98        163         94.83
7/10/98    163.14          93.1
7/17/98    163.77         68.97
7/24/98     158.3         68.97
7/31/98    153.02         66.55
8/7/98     146.61         67.59
8/14/98    139.03         62.07
8/21/98    138.95         68.97
8/28/98     127.3         58.62
9/4/98     126.77         55.17
9/11/98    130.02         55.52
9/18/98    127.41         55.17
9/25/98    129.05         54.83
10/2/98     121.8         52.76
10/9/98    121.02            50
10/16/98   129.81         53.79
10/23/98   128.97          56.9
10/30/98   137.06         50.34
11/6/98    141.68            50
11/13/98   139.88         49.31
11/20/98   143.99         48.28
11/27/98    142.8         49.66
12/4/98    139.94         51.72
12/11/98   138.17         51.38
12/18/98   140.26         51.38
12/25/98   142.73         51.72
1/1/99     143.19         51.03
1/8/99     151.64         69.66
1/15/99    149.22         55.17
1/22/99    145.57         55.17
1/29/99    148.56         54.14
2/5/99     146.44         52.41
2/12/99    142.03         52.76
2/19/99     141.5         52.07
2/26/99    139.36         54.14
3/5/99     141.62         53.79
3/12/99    144.87         47.24
3/19/99    145.68         54.48
3/26/99    146.48         53.79
4/2/99     146.25          46.9
4/9/99      152.1         38.28
4/16/99    154.83         41.38
4/23/99    155.16         44.83
4/30/99    154.86          43.1
5/7/99     153.63         45.52
5/14/99    152.03         46.55
5/21/99    153.78         48.28
5/28/99    150.18         45.86
6/4/99     153.21         44.48
6/11/99     152.7         44.83
6/18/99    154.65         40.34
6/25/99    153.19         38.28
7/2/99     157.58         38.97
7/9/99     158.91         44.83
7/16/99    160.84         56.21
7/23/99    156.07         51.72
7/30/99    156.32         43.45
8/6/99     151.86         45.17
8/13/99    154.67         48.97
8/20/99    157.39         53.45
8/27/99    156.88         54.48
9/3/99     154.67         55.52
9/10/99    158.14          63.1
9/17/99    155.91         68.28
9/24/99    149.31         63.45
10/1/99    153.02         61.72
10/8/99     157.1         60.69
10/15/99   151.98         55.17
10/22/99   155.42         62.41
10/29/99   160.19         63.45
11/5/99     161.1         79.66
11/12/99   166.15         89.66
11/19/99   169.84         87.93
11/26/99   174.18         91.72
12/3/99    172.08         91.38
12/10/99   175.61           100
12/17/99   178.78        102.07
12/24/99   186.61         99.66
12/31/99   185.74         88.28
1/7/00     186.09         93.45
1/14/00     184.5        105.86
1/21/00    190.62        125.86
1/28/00    185.23        110.34
2/4/00      203.3        128.62
2/11/00    202.15        121.38
2/18/00    205.21        154.48
2/25/00     201.8        223.79
3/3/00     208.91        255.86
3/10/00    209.44        220.69
3/17/00    210.36        179.31
3/24/00    221.93        194.83
3/31/00    208.89        167.24
4/7/00     208.96        191.38
4/14/00    187.06         156.9
4/21/00     197.8        171.72
4/28/00    206.36        191.38
5/5/00     211.87        195.86
5/12/00    203.36        210.34
5/19/00    205.16        221.38
5/26/00    199.15        188.28
6/2/00     215.19        234.48
6/9/00     214.78        262.07
6/16/00    221.55        278.97
6/23/00    222.77        289.66
6/30/00    225.08        357.93
7/7/00     229.16        375.86
7/14/00    237.96        372.41
7/21/00    239.35           400
7/28/00    228.33        247.93
8/4/00     233.29        238.28
8/11/00    238.18        241.38
8/18/00    245.79         253.1
8/25/00    248.27        269.66
9/1/00     251.42        279.31
9/8/00     238.86        235.86
9/15/00    244.24         216.9
9/22/00    233.26           200
9/29/00    229.11        170.69
10/6/00    230.31        156.21
10/13/00   227.84        144.83
10/20/00   231.47        135.86
10/27/00   205.79        129.31
11/3/00    214.59        138.97
11/10/00   203.08        121.72
11/17/00   197.65        116.21
11/24/00   199.23        132.76
12/1/00    197.39        117.24
12/8/00     210.8        107.93
12/15/00   199.13         92.76
12/22/00   193.61         82.41
12/29/00   197.22         83.45
1/5/01     191.85         91.03
1/12/01    192.43        112.07
1/19/01    202.24        132.41
1/26/01    202.18        119.31
2/2/01     203.63        134.48
2/9/01     197.75        118.97
2/16/01    185.29        115.86
2/23/01    177.25         97.24
3/2/01     176.76         94.48
3/9/01      179.6        105.17
3/16/01    171.14         94.07
3/23/01    168.66          87.1
3/30/01    167.96         83.45
4/6/01     165.01         77.03
4/13/01    172.97           100
4/20/01    178.81        106.55
4/27/01    175.89         87.93
5/4/01     176.21        105.86
5/11/01    177.13         97.79
5/18/01    182.58        108.48
5/25/01    183.08        114.41
6/1/01     182.15        104.97
6/8/01     179.44        100.34
6/15/01    172.55         96.55
6/22/01    170.86         88.83
6/29/01    170.79          96.9
7/6/01     167.65         92.76
7/13/01    171.44         87.24
7/20/01    168.84         81.52
7/27/01    169.59         79.31
8/3/01     170.96         89.59
8/10/01    168.77         88.97
8/17/01    165.63         85.72
8/24/01    168.44          90.9
8/31/01    163.35         88.62
9/7/01     162.67         86.21
9/14/01    152.12         75.86
9/21/01    143.79         67.38
9/28/01    150.97         73.86
10/5/01     152.2         74.97
10/12/01   155.22         78.41
10/19/01   152.57         79.31
10/26/01   154.64         84.41
11/2/01    155.06            84
11/9/01    159.16         91.72
11/16/01   161.49         91.03
11/23/01   164.08         91.72
11/30/01   163.93         82.76
12/7/01    168.15          92.9
12/14/01   163.93         83.79
12/21/01    166.2         81.72
12/28/01   169.43         94.83

    The following graphs assume an investment of US$100 on March 22, 1999 (the date on which the Company's shares commenced trading on the Nasdaq National Market) and compare the percentage change in the cumulative total shareholder return on such investment to the cumulative total return on (1) the Nasdaq Composite Index and (2) the Standard and Poor Small Cap 600 Electronics Equipment Subindex.

(1) The Nasdaq Composite Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE    NASDAQ  GSI LUMONICS
3/22/99      100           100
3/23/99    96.95         91.76
3/24/99    98.72         91.76
3/25/99   101.62         94.12
3/26/99   100.97         88.24
3/29/99   104.04         87.06
3/30/99   103.52         87.06
3/31/99   102.73         83.53
4/1/99    104.07            80
4/5/99    106.85         77.65
4/6/99    106.98         77.65
4/7/99     106.2            70
4/8/99    107.41         65.88
4/9/99    108.23         64.71
4/12/99   108.47         67.06
4/13/99   107.83         69.41
4/14/99   104.65         74.12
4/15/99   105.25         75.29
4/16/99   103.68         72.94
4/19/99    97.91         76.47
4/20/99   100.57         77.65
4/21/99   103.89         77.65
4/22/99   106.91            80
4/23/99   108.13         77.65
4/26/99   110.69         78.82
4/27/99   108.62         78.82
4/28/99   106.45            80
4/29/99   105.53            80
4/30/99   106.13            80
5/3/99    105.83         80.88
5/4/99    103.72         87.06
5/5/99    105.78         84.71
5/6/99    103.19         83.53
5/7/99    104.49         82.94
5/10/99   105.44         84.71
5/11/99   107.13         86.47
5/12/99   108.79         84.71
5/13/99   107.77         84.71
5/14/99   105.51         84.71
5/17/99   106.92         84.71
5/18/99   106.78         85.88
5/19/99   107.57         87.06
5/20/99   106.11         84.71
5/21/99   105.18         84.71
5/24/99   102.41         85.88
5/25/99    99.37         83.53
5/26/99    101.3         87.06
5/27/99   100.97         82.35
5/28/99   103.11         83.53
6/1/99    100.67         84.71
6/2/99    101.52         82.35
6/3/99    100.31         82.35
6/4/99    103.44         84.71
6/7/99    105.35         83.53
6/8/99    103.28         83.53
6/9/99    105.15         84.71
6/10/99    103.7         82.35
6/11/99   102.17         81.18
6/14/99    100.1            80
6/15/99   100.78         77.65
6/16/99   105.09         71.76
6/17/99   106.19         72.94
6/18/99   106.99         68.24
6/21/99   109.78         69.41
6/22/99   107.69         70.59
6/23/99   108.44         74.12
6/24/99    106.6         70.59
6/25/99   106.54         68.24
6/28/99   108.62         71.76
6/29/99   110.27         72.94
6/30/99   112.11         75.29
7/1/99    112.95         77.65
7/2/99     114.4         78.82
7/6/99    114.23            80
7/7/99    114.49         82.35
7/8/99    115.69         87.06
7/9/99    116.58         96.47
7/12/99   116.47        101.18
7/13/99   115.96        102.35
7/14/99   117.62        102.35
7/15/99   118.51        101.18
7/16/99   119.56         96.47
7/19/99   118.13         94.12
7/20/99   114.03         94.12
7/21/99   115.27         89.41
7/22/99   112.04         87.06
7/23/99   112.37         83.53
7/26/99   109.32         82.35
7/27/99   111.83         81.18
7/28/99   112.93         78.82
7/29/99   110.19            80
7/30/99   110.12         79.41
8/2/99     109.5            80
8/3/99    108.02            80
8/4/99    106.01         83.53
8/5/99    107.09         82.35
8/6/99    106.35         82.35
8/9/99    105.14         82.35
8/10/99   103.93         88.24
8/11/99   107.06         91.76
8/12/99   106.41         95.29
8/13/99   110.09         96.47
8/16/99   110.41         96.47
8/17/99   111.49         95.29
8/18/99   110.93         96.47
8/19/99   109.41        103.53
8/20/99   110.53        101.18
8/23/99   113.51         98.82
8/24/99   114.88         95.29
8/25/99    117.1         98.82
8/26/99   115.81         98.82
8/27/99   115.15           100
8/30/99   113.22         98.82
8/31/99   114.33        101.18
9/1/99    114.81        101.18
9/2/99    114.12        102.35
9/3/99    118.66        103.53
9/7/99    118.42        109.41
9/8/99    117.23        116.47
9/9/99    119.04        123.53
9/10/99    120.5        122.35
9/13/99   118.73        124.71
9/14/99   119.71        124.71
9/15/99   117.46        127.06
9/16/99   117.14        127.06
9/17/99   119.77        125.88
9/20/99   120.46        121.18
9/21/99   117.75        121.18
9/22/99   119.29        114.12
9/23/99   114.77        114.12
9/24/99   114.38        111.76
9/27/99   115.27        108.24
9/28/99   115.04        111.76
9/29/99   113.95        115.29
9/30/99   114.62        112.94
10/1/99   114.23        111.76
10/4/99    116.7        112.94
10/5/99   116.85        114.12
10/6/99   119.25        112.94
10/7/99    119.4        112.94
10/8/99   120.48        111.76
10/11/99   121.7        110.59
10/12/99  119.89        108.24
10/13/99  116.92        100.59
10/14/99  117.15         98.82
10/15/99  114.02        109.41
10/18/99  112.24        114.12
10/19/99   112.2        114.12
10/20/99  116.37        114.12
10/21/99  116.95        112.94
10/22/99  117.55        111.76
10/25/99  117.53        112.94
10/26/99  117.34        112.94
10/27/99  116.97        118.82
10/28/99     120           120
10/29/99  123.81        117.65
11/1/99   123.86           120
11/2/99   124.45        138.24
11/3/99    126.4        149.41
11/4/99   127.55        150.59
11/5/99   129.48        148.24
11/8/99   131.22        150.59
11/9/99   130.43        152.94
11/10/99  131.72        167.06
11/11/99  133.45        169.41
11/12/99  134.44        178.82
11/15/99  134.37        174.12
11/16/99  137.55        170.59
11/17/99  136.46        161.77
11/18/99   139.7        170.59
11/19/99  140.62        174.12
11/22/99   141.6        170.59
11/23/99  139.52        169.41
11/24/99  142.76        167.06
11/26/99   143.9        165.88
11/29/99   142.8        167.06
11/30/99  139.24        167.06
12/1/99   139.97        170.59
12/2/99   144.11        178.82
12/3/99   146.94        192.94
12/6/99      148        197.65
12/7/99   149.71        181.18
12/8/99   149.67        183.53
12/9/99   150.01        188.24
12/10/99   151.1        196.47
12/13/99  152.68        192.94
12/14/99  149.07        184.71
12/15/99  151.17        188.24
12/16/99  155.06        190.59
12/17/99  156.64        195.29
12/20/99  157.93        181.18
12/21/99  163.24        183.53
12/22/99  164.33        181.18
12/23/99  165.67        171.76
12/27/99  165.92        164.71
12/28/99  165.79        158.82
12/29/99  168.68        164.71
12/30/99  168.49        170.59
12/31/99  169.84        162.35
1/3/00    172.42        174.12
1/4/00    162.85        170.59
1/5/00    161.84        176.47
1/6/00    155.56        192.94
1/7/00    162.05        185.88
1/10/00   169.02        183.53
1/11/00   163.66        185.88
1/12/00   160.69        196.47
1/13/00   165.16        205.88
1/14/00   169.63        221.18
1/18/00   172.41        228.24
1/19/00   173.26        241.18
1/20/00   174.86        244.71
1/21/00   176.77        242.35
1/24/00   170.96        237.65
1/25/00   173.94        230.59
1/26/00   169.87        204.71
1/27/00    168.6        215.29
1/28/00   162.24        221.18
1/31/00   164.46        235.29
2/1/00    169.12           240
2/2/00    170.04        243.53
2/3/00    175.75        244.71
2/4/00    177.14        244.71
2/7/00    180.38        234.12
2/8/00    184.79        232.94
2/9/00    182.11        229.41
2/10/00   187.22        230.59
2/11/00   183.45        232.94
2/14/00   184.42        237.65
2/15/00   184.51        255.29
2/16/00    184.8        294.12
2/17/00   189.86        324.71
2/18/00   184.13        315.29
2/22/00    182.9        322.35
2/23/00   189.92        415.29
2/24/00   192.73        495.29
2/25/00   191.59        472.94
2/28/00   191.07        445.88
2/29/00   196.03        451.76
3/1/00    199.67        482.35
3/2/00    198.44        469.41
3/3/00    205.13        411.76
3/6/00    204.72        423.53
3/7/00    202.34           440
3/8/00    204.39        414.12
3/9/00    210.64        391.76
3/10/00   210.72           360
3/13/00   204.81        323.53
3/14/00   196.44        331.76
3/15/00   191.27        328.24
3/16/00   196.89        347.06
3/17/00   200.26           360
3/20/00   192.41        374.12
3/21/00   196.65        392.94
3/22/00   203.04        369.41
3/23/00   206.21        365.88
3/24/00   207.14        354.12
3/27/00   206.96        345.88
3/28/00   201.75        291.76
3/29/00   193.86        322.35
3/30/00   186.06        309.41
3/31/00   190.86           300
4/3/00    176.28        297.65
4/4/00    173.16        352.94
4/5/00    174.01        367.06
4/6/00    178.12        345.88
4/7/00    185.58        341.18
4/10/00    174.8           320
4/11/00   169.28        315.29
4/12/00   157.33        270.59
4/13/00   153.46        265.88
4/14/00   138.62        297.65
4/17/00   147.71        321.18
4/18/00   158.33        318.82
4/19/00    154.7           300
4/20/00   152.09        316.47
4/24/00   145.35        331.76
4/25/00    154.9           340
4/26/00   151.51        354.12
4/27/00   157.52        376.47
4/28/00   161.13        382.35
5/1/00     165.2        355.29
5/2/00    157.99        352.94
5/3/00    154.73        357.65
5/4/00    155.27        374.12
5/5/00     159.3        381.18
5/8/00    153.15        369.41
5/9/00    149.63        382.35
5/10/00   141.27        387.06
5/11/00   146.06        445.88
5/12/00   147.29        441.18
5/15/00   150.57        437.65
5/16/00   155.16        435.29
5/17/00   152.13           400
5/18/00    147.7        387.06
5/19/00   141.51        370.59
5/22/00   140.41        355.29
5/23/00   132.08        341.18
5/24/00   136.51        342.35
5/25/00   133.78        365.88
5/26/00   133.77        402.35
5/30/00   144.39        398.82
5/31/00   141.94        434.12
6/1/00    149.52        421.18
6/2/00    159.16        430.59
6/5/00    159.51        429.41
6/6/00    156.78        462.35
6/7/00    160.24        484.71
6/8/00    159.67        512.94
6/9/00    161.73        543.82
6/12/00   157.26        489.41
6/13/00   160.73        517.65
6/14/00   158.49        527.06
6/15/00   160.51        530.59
6/16/00   161.13        555.29
6/19/00   166.52        537.65
6/20/00   167.51        531.76
6/21/00   169.62        536.47
6/22/00   164.31        511.76
6/23/00   160.49        547.06
6/26/00   163.28        550.59
6/27/00   161.06        605.88
6/28/00   164.46        661.18
6/29/00   161.83        750.59
6/30/00   165.53        698.82
7/3/00    166.61        688.24
7/5/00    161.24        701.18
7/6/00     165.3        694.12
7/7/00    167.92        626.18
7/10/00   166.13        697.65
7/11/00   165.13        682.35
7/12/00   171.11        705.88
7/13/00   174.25        749.41
7/14/00   177.22        771.76
7/17/00   178.41        748.24
7/18/00   174.34           800
7/19/00   169.27        741.18
7/20/00   174.65        687.06
7/21/00   170.89        654.12
7/24/00   166.18        603.53
7/25/00   168.18        524.71
7/26/00   166.44        452.94
7/27/00   160.36        515.29
7/28/00   152.88        501.18
7/31/00   157.22        451.76
8/1/00    153.82           400
8/2/00    152.69        437.65
8/3/00    156.93        423.53
8/4/00    158.07        462.35
8/7/00    161.23        442.35
8/8/00    160.63        425.88
8/9/00    160.83        442.35
8/10/00   156.93        445.88
8/11/00   158.16        454.12
8/14/00   160.68           460
8/15/00   160.76        468.24
8/16/00   161.16        467.06
8/17/00   164.48        491.76
8/18/00   164.04        485.88
8/21/00   164.99        477.65
8/22/00    165.2           500
8/23/00   167.41        496.47
8/24/00   169.17        497.65
8/25/00   168.73        488.24
8/28/00    169.9        498.82
8/29/00   170.38        492.94
8/30/00   171.28        515.29
8/31/00   175.56        498.82
9/1/00    176.73        455.29
9/5/00    172.93        465.88
9/6/00    167.51        429.41
9/7/00    171.05        414.12
9/8/00    166.05        418.82
9/11/00   162.62           440
9/12/00   160.67        427.06
9/13/00   162.52        405.88
9/14/00   163.35        395.29
9/15/00   160.07        409.41
9/18/00   155.53        409.41
9/19/00   161.34        385.88
9/20/00   162.67        364.71
9/21/00   159.81        338.82
9/22/00   158.76           320
9/25/00   156.15        312.94
9/26/00   153.97        322.35
9/27/00    152.6        310.59
9/28/00    157.7        283.53
9/29/00   153.29        308.53
10/2/00   148.96        321.18
10/3/00   144.24        301.18
10/4/00   147.04        282.35
10/5/00   144.92        281.18
10/6/00   140.28        270.59
10/9/00   140.05        248.24
10/10/00  135.25        248.24
10/11/00  132.24        254.12
10/12/00  128.33        264.71
10/13/00  138.43        247.06
10/16/00  137.33        238.82
10/17/00  134.14        251.76
10/18/00  132.37        244.71
10/19/00  142.68        236.47
10/20/00  145.38        230.59
10/23/00  144.77        214.12
10/24/00  142.73        209.41
10/25/00  134.79        225.88
10/26/00  136.57        223.53
10/27/00  136.83        237.65
10/30/00   133.2        275.29
10/31/00  140.64        237.65
11/1/00   139.13        250.59
11/2/00   143.12        249.41
11/3/00   144.06        247.06
11/6/00   142.58        243.53
11/7/00   142.57        224.71
11/8/00   134.88        214.12
11/9/00   133.57        196.47
11/10/00  126.42        198.82
11/13/00  123.82           200
11/14/00  130.98        195.29
11/15/00  132.12        202.35
11/16/00  126.54        210.59
11/17/00  126.35        223.53
11/20/00  120.02        212.94
11/21/00  119.85        232.94
11/22/00     115        235.29
11/24/00  121.22        207.06
11/27/00  120.22        198.82
11/28/00  114.15        190.59
11/29/00  112.98        204.71
11/30/00  108.43        197.65
12/1/00   110.41        207.06
12/4/00   109.17        202.35
12/5/00   120.61           180
12/6/00   116.72        190.59
12/7/00   114.89        194.12
12/8/00   121.77        187.06
12/11/00  125.84        172.94
12/12/00  122.36        178.82
12/13/00  117.81        164.71
12/14/00  113.88        151.76
12/15/00  110.74        152.94
12/18/00  109.54        147.65
12/19/00  104.83        134.12
12/20/00   97.36        147.06
12/21/00   97.67        152.94
12/22/00  105.05        149.41
12/26/00  104.07        148.24
12/27/00  105.99        150.59
12/28/00  106.75        150.59
12/29/00  103.11        168.24
1/2/01     95.66        178.82
1/3/01    109.21        164.71
1/4/01    107.13        163.53
1/5/01    100.49        163.53
1/8/01       100        174.71
1/9/01    101.89        196.47
1/10/01   105.35        205.88
1/11/01   110.21        210.59
1/12/01   109.62        214.12
1/16/01   109.29        234.12
1/17/01   111.97        241.18
1/18/01   115.55        227.06
1/19/01   115.63        228.24
1/22/01   115.11        224.71
1/23/01   118.55        216.47
1/24/01   119.33        212.94
1/25/01   114.96        223.53
1/26/01   116.08        230.59
1/29/01   118.46        250.59
1/30/01   118.46        245.88
1/31/01   115.73        245.88
2/1/01    116.15        238.82
2/2/01    111.04        236.47
2/5/01    110.32        225.88
2/6/01    111.21        223.53
2/7/01    108.84        214.12
2/8/01    106.93        209.41
2/9/01    103.13        205.59
2/12/01   103.91        195.29
2/13/01   101.33        209.41
2/14/01   103.98        205.88
2/15/01   106.55        197.65
2/16/01   101.23        190.59
2/20/01    96.76        169.41
2/21/01     94.7        171.76
2/22/01     93.7         185.3
2/23/01    94.43        168.82
2/26/01    96.35        172.94
2/27/01    92.15        164.71
2/28/01    89.81        169.41
3/1/01     91.13        175.29
3/2/01     88.38        178.24
3/5/01     89.44        186.47
3/6/01     92.01        186.47
3/7/01     92.82        184.71
3/8/01     90.52           170
3/9/01     85.68        168.82
3/12/01    80.28        167.06
3/13/01    84.09        167.06
3/14/01    82.31        164.71
3/15/01       81        169.41
3/16/01    78.92           160
3/19/01    81.44        149.41
3/20/01    77.52        137.06
3/21/01    76.39        152.94
3/22/01     79.2        155.29
3/23/01     80.5        156.47
3/26/01    80.07        144.71
3/27/01    82.32           140
3/28/01    77.39        143.53
3/29/01    75.99        145.88
3/30/01    76.81        136.47
4/2/01     74.42        125.88
4/3/01     69.83        141.18
4/4/01      68.4        134.71
4/5/01      74.5        135.53
4/6/01      71.8         150.4
4/9/01     72.86        162.45
4/10/01     77.3        172.24
4/11/01    79.26         169.6
4/12/01    81.86        168.09
4/16/01     79.7        198.59
4/17/01    80.27        197.46
4/18/01    86.79        187.29
4/19/01    91.08        177.13
4/20/01    90.29        182.21
4/23/01    85.95        167.72
4/24/01    84.17        155.48
4/25/01    85.97        153.98
4/26/01    84.93        193.51
4/27/01    86.63         185.6
4/30/01    88.33        176.94
5/1/01      90.5        174.12
5/2/01     92.68        188.24
5/3/01     89.58        186.35
5/4/01     91.47        190.87
5/7/01     90.72        188.61
5/8/01     91.77        180.71
5/9/01     90.01        173.55
5/10/01    88.85        175.06
5/11/01    87.96        183.34
5/14/01    86.89        183.53
5/15/01    87.05        179.95
5/16/01    90.42        195.76
5/17/01    91.56        207.25
5/18/01    91.78        203.48
5/21/01    96.23        201.79
5/22/01    96.57        199.53
5/23/01    93.64         201.6
5/24/01    95.25        202.35
5/25/01    93.95        192.94
5/29/01     90.8        193.13
5/30/01       87        190.12
5/31/01    88.09        190.12
6/1/01     89.71        184.47
6/4/01     89.98        183.34
6/5/01     93.23        183.53
6/6/01     92.56        179.76
6/7/01     94.49        176.38
6/8/01     92.45        174.12
6/11/01     90.6        178.64
6/12/01    90.57        173.93
6/13/01    88.55        171.86
6/14/01    85.31        169.41
6/15/01    84.66        172.61
6/18/01       83        162.82
6/19/01    83.17        161.11
6/20/01    84.78        156.42
6/21/01    85.93        167.34
6/22/01    84.93        165.08
6/25/01     85.6        174.12
6/26/01    86.17        170.73
6/27/01    86.59        174.12
6/28/01    88.71        174.12
6/29/01     90.2        173.74
7/2/01     89.68        167.53
7/3/01     89.35        166.35
7/5/01     86.82        164.71
7/6/01     83.65        156.42
7/9/01     84.59        146.82
7/10/01    81.92        155.11
7/11/01    82.31        154.35
7/12/01    86.64        151.34
7/13/01    87.01        149.65
7/16/01    84.69        148.71
7/17/01    86.28           144
7/18/01    84.15        143.62
7/19/01    85.42        143.62
7/20/01     84.7        136.49
7/23/01       83        134.21
7/24/01    81.77        136.09
7/25/01    82.82        139.48
7/26/01    84.43        140.05
7/27/01    84.69        149.65
7/30/01    84.22        158.49
7/31/01    84.61        160.56
8/1/01     86.33        158.68
8/2/01     87.12        161.13
8/3/01     86.24        158.49
8/6/01      84.9        157.36
8/7/01     84.63        159.25
8/8/01     82.07        157.18
8/9/01     81.94        158.49
8/10/01    81.66        161.88
8/13/01    82.73        155.29
8/14/01    81.99        151.53
8/15/01    80.09        153.41
8/16/01    80.57        150.96
8/17/01    77.92        151.15
8/20/01    78.52        151.53
8/21/01    76.43        157.18
8/22/01    77.63        159.25
8/23/01    76.92        155.48
8/24/01       80        158.87
8/27/01    79.82        160.94
8/28/01    77.84        156.42
8/29/01    76.93        157.36
8/30/01    74.78        154.73
8/31/01    75.35        155.11
9/4/01     73.91        154.16
9/5/01     73.42        152.47
9/6/01     71.19        151.53
9/7/01     70.44        132.14
9/10/01    70.76        132.71
9/17/01    65.93        119.72
9/18/01     64.9        122.35
9/19/01    63.77        116.33
9/20/01    61.39        125.36
9/21/01     59.4        127.06
9/24/01    62.58        127.06
9/25/01    62.67        125.18
9/26/01    61.11           128
9/27/01    60.97        123.86
9/28/01    62.56        127.62
10/1/01    61.79        131.76
10/2/01    62.29         134.4
10/3/01    65.98        131.39
10/4/01    66.67        133.46
10/5/01       67        135.34
10/8/01    67.03        135.53
10/9/01    65.54        136.66
10/10/01   67.88        136.09
10/11/01   71.01        134.21
10/12/01    71.1        137.41
10/15/01    70.8        136.28
10/16/01   71.87        136.85
10/17/01   68.71        137.41
10/18/01   68.98        139.67
10/19/01   69.76        144.21
10/22/01   71.29        146.07
10/23/01   71.14        143.25
10/24/01   72.27        145.51
10/25/01    74.1        146.07
10/26/01   73.83        143.81
10/29/01   70.93        141.74
10/30/01   69.59        140.24
10/31/01   70.54        144.94
11/1/01    72.89        147.76
11/2/01    72.86        154.92
11/5/01    74.86        165.27
11/6/01    76.59        162.82
11/7/01    76.69        157.18
11/8/01    76.29        161.88
11/9/01    76.32        160.75
11/12/01    76.8        160.75
11/13/01   78.97        157.18
11/14/01   79.43        157.18
11/15/01   79.32        167.53
11/16/01   79.24        161.88
11/19/01   80.74        155.29
11/20/01   78.49        156.42
11/21/01   78.26        152.09
11/23/01   79.43        150.78
11/26/01   81.02        145.32
11/27/01    80.8        150.02
11/28/01    78.8        143.62
11/29/01   80.69        139.29
11/30/01   80.58        152.09
12/3/01    79.51        159.44
12/4/01    81.93        165.84
12/5/01    85.43        161.69
12/6/01    85.74        156.24
12/7/01    84.36        157.55
12/10/01   83.15        155.29
12/11/01   83.56        146.85
12/12/01   83.95         147.2
12/13/01   81.24        143.62
12/14/01   81.52        149.08
12/17/01   82.95        145.32
12/18/01   83.67        137.04
12/19/01   82.76        141.93
12/20/01   80.07        154.16
12/21/01   81.21        155.29
12/24/01   81.16           160
12/26/01   81.83        161.13
12/27/01   82.49        159.44
12/28/01   82.94        159.44
12/31/01    81.4        159.44

(2) Standard and Poor Small Cap 600 Electronics Equipment Subindex

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INDEX
                 GSLI          SP6
4/2/99            100          100
4/9/99    94.87179487  99.86956522
4/16/99   76.28717949  103.9192547
4/23/99   80.77948718  105.9937888
4/30/99   84.61538462  106.5962733
5/7/99    87.17948718  108.0248447
5/14/99   92.30769231  109.9006211
5/21/99   92.30769231  111.7080745
5/28/99   94.87179487  109.0993789
6/4/99    94.87179487  110.3664596
6/11/99   89.74358974  110.1118012
6/18/99   92.30769231  111.2919255
6/25/99   78.19487179  111.4658385
7/2/99    80.77948718  116.2919255
7/9/99    82.05128205  116.1118012
7/16/99   89.74358974  118.1055901
7/23/99   111.5487179  114.3850932
7/30/99   97.43589744  114.1614907
8/6/99    85.90769231  110.0931677
8/13/99   91.03589744  111.7080745
8/20/99           100  111.6273292
8/27/99   105.1282051  110.1925466
9/3/99    107.6923077  111.8757764
9/10/99   110.2564103  112.9006211
9/17/99   126.9333333  111.2608696
9/24/99   138.4615385  106.4409938
10/1/99   124.3487179  108.3975155
10/8/99   125.6410256   109.136646
10/15/99  123.0769231  106.1801242
10/22/99  109.6205128  107.0869565
10/29/99  124.3487179  109.1118012
11/5/99   129.4769231   111.931677
11/12/99  162.8307692   113.068323
11/19/99  182.0512821  115.7329193
11/26/99  176.2871795  114.6583851
12/3/99   184.6153846  116.2546584
12/10/99  185.8871795   115.484472
12/17/99          200  114.7018634
12/24/99  205.1282051  117.9254658
12/31/99          200  122.8509317
1/7/00    179.4871795   119.173913
1/14/00   192.3076923  124.5341615
1/21/00   214.1128205  128.6708075
1/28/00   262.8102564  120.9192547
2/4/00    223.0769231  124.9378882
2/11/00   265.3948718   125.621118
2/18/00   250.0102564  127.1428571
2/25/00   320.5128205  130.0745342
3/3/00    452.5538462  138.8695652
3/10/00   525.6410256  137.5900621
3/17/00   451.2820513  135.4782609
3/24/00   357.7025641  136.1118012
3/31/00   402.5641026  129.7826087
4/7/00    351.2820513  131.6645963
4/14/00           400  115.1180124
4/21/00   294.8717949   121.757764
4/28/00   347.4461538  127.5031056
5/5/00    385.8871795  128.9503106
5/12/00   389.7435897  125.5590062
5/19/00   421.7846154  123.2795031
5/26/00   435.8974359   119.173913
6/2/00    373.0871795  130.3167702
6/9/00    473.0666667   130.447205
6/16/00   528.2051282  129.5465839
6/23/00   574.3589744  127.0931677
6/30/00   584.6153846   130.863354
7/7/00    720.5128205  133.9813665
7/14/00   764.1025641  136.4409938
7/21/00   769.2307692  131.7453416
7/28/00   807.6923077  124.6832298
8/4/00    493.5794872   128.826087
8/11/00   476.9230769  130.8819876
8/18/00   482.0512821  132.9751553
8/25/00   508.9641026  135.7267081
9/1/00     541.025641  139.5590062
9/8/00    561.5384615  138.1490683
9/15/00   467.9384615  138.4596273
9/22/00   442.2974359  134.2360248
9/29/00   397.4358974  134.9627329
10/6/00   338.4615385  128.3043478
10/13/00  307.6923077  127.7701863
10/20/00  276.9230769  129.6459627
10/27/00  266.6666667  128.8944099
11/3/00   246.1538462  137.0124224
11/10/00  273.0666667  129.8571429
11/17/00  233.3333333  132.0372671
11/24/00  220.5128205  129.2981366
12/1/00   253.8461538  124.9378882
12/8/00   223.0769231  131.5217391
12/15/00  207.6923077  128.5465839
12/22/00  179.4871795  129.5031056
12/29/00  160.2461538  136.3913043
1/5/01    164.1025641  130.8012422
1/12/01   179.4871795  137.2049689
1/19/01   224.3692308  137.1490683
1/26/01   262.8102564  139.9689441
2/2/01    232.0410256  141.0745342
2/9/01    267.9384615  140.3354037
2/16/01   233.3333333  141.6024845
2/23/01   224.3692308  135.2049689
3/2/01    187.1794872  134.5403727
3/9/01    184.6153846  134.3229814
3/16/01   201.2717949  124.9565217
3/23/01   179.4871795  125.7204969
3/30/01   166.6666667  127.1925466
4/6/01    156.4102564  122.6708075
4/13/01   146.7897436  128.4968944
4/20/01   187.6923077  131.4409938
4/27/01   204.1025641  136.4037267
5/4/01    167.7948718  137.9192547
5/11/01   205.1282051  137.4285714
5/18/01   189.1282051  143.5031056
5/25/01   213.3333333  143.2919255
6/1/01    219.6923077  140.9006211
6/8/01    207.1794872  143.5031056
6/15/01   195.8974359  137.9689441
6/22/01   187.2820513  136.2981366
6/29/01   170.4615385  144.3540373
7/6/01    189.7435897   138.136646
7/13/01   181.2923077  140.8819876
7/20/01   168.2051282  141.2981366
7/27/01   156.5128205   141.757764
8/3/01            152  142.2360248
8/10/01   172.9230769  139.2857143
8/17/01   171.2820513  141.0248447
8/24/01   167.1794872  141.2981366
8/31/01   173.5384615  138.5341615
9/7/01    171.4871795  132.7639752
9/14/01   166.1538462  130.6273292
9/21/01   165.1282051  112.4782609
9/28/01   126.7692308  119.7329193
10/5/01   139.4871795  122.6459627
10/12/01  143.1794872  126.3043478
10/19/01  148.3076923  125.3664596
10/26/01  149.7435897  129.5838509
11/2/01   158.5641026  127.8571429
11/9/01   157.9487179  128.9937888
11/16/01  171.2820513  132.1118012
11/23/01  171.2820513  134.4720497
11/30/01  170.4615385  135.1614907
12/7/01   156.5128205  141.4534161
12/14/01  176.2051282  138.2732919
12/21/01  160.4102564  142.5652174
12/28/01  154.6666667  145.4223602

COMPENSATION OF DIRECTORS

    During the most recently completed financial year, Company directors who were not employees of the Company received an annual retainer of $15,000 and an attendance fee of $1,500 for attending meetings of shareholders, the Board of Directors and committees of the Board of Directors, and $750 for each meeting conducted by telephone. Upon initial election they receive an option to purchase 40,000 common shares of the Company and for each annual election after the initial election, they receive an option to purchase 10,000 common shares of the Company. The options have an exercise price of fair market value on the date of grant, a term of six years, vest as to 25% on each of the first, second, third and fourth anniversary of the date of grant and are otherwise subject to the terms of the 1995 Option Plan. Directors who are employees of the Company receive no remuneration for serving as members of the Board of Directors. All directors were entitled to reimbursement by the Company for all reasonable expenses incurred in attending meetings of shareholders, the Board of Directors and committees of the Board of Directors. The Chairman receives an annual salary of $24,000. No additional compensation is paid to the chairs of the various committees. All payments are made in the currency of the member's residence.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

    The Company maintains directors' and officers' liability insurance in the aggregate principal amount of $35,000,000 subject to a $1,000,000 deductible per loss payable by the Company. The premium payable for such insurance is currently $134,600 per year, which is paid by the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the U.S. Securities and Exchange Act of 1934, as amended, as well as applicable Canadian securities laws, require directors, executive officers and 10 percent holders of the Company's common shares to file reports of their ownership of the Company's securities. Based on the review of the applicable forms furnished to the Company and certain representations made to the Company, the Company believes that its directors and executive officers has complied with the applicable reporting requirements for transactions in the Company's securities during fiscal 2001, except that Mr. Phillip Griffiths, a Director of the Company, did not file reports within the prescribed time period with respect to his initial statement of beneficial holdings and his purchase of 5,880 shares of Company stock on August 3, 2001.

CORPORATE GOVERNANCE

    The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of guidelines for effective corporate governance. The guidelines address matters such as the constitution and independence of corporate boards, the function to be performed by boards and their committees and the effectiveness and education of board members. The Toronto Stock Exchange has adopted as a listing requirement the disclosure by each listed corporation of its approach to corporate governance with reference to the guidelines.

    The Company's Board of Directors and senior management believe that good corporate governance is important to the effective and efficient operation of Canadian corporations. The Company's disclosure of its corporate governance practices is set out in matrix form and attached to this management proxy circular as Schedule "D".

                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

    Since the beginning of the financial year ended December 31, 2001 there has been no indebtedness to the Company by any director or officer or associates, of any such person, other than amounts owing

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for purchases subject to usual trade terms, for ordinary travel and expense advances and for other transactions in the ordinary course of business.

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

    During the most recently completed financial year, the Company recorded sales revenue from Sumitomo Heavy Industries, Ltd. a significant shareholder, of $4.2 million at amounts and terms approximately equivalent to third party transactions. Transactions with Sumitomo are at normal trade terms. In
January 2001, the Company made an investment of approximately $2 million in a technology fund managed by OpNet Partners L.P., a firm in which one of the Company's Directors, Richard B. Black, is a general partner. In early 2002, the Company received an interim distribution from OpNet Partners representing sixty-five percent (65%) of the Company's balance on December 31, 2001, which was approximately $1,296,124. The remaining investment made by the Company continues to be maintained in OpNet Partners private investment portfolio. On February 23, 2000 the Company entered into an Agreement with V2Air LLC relating to the use of the LLC aircraft for Company business purposes. The V2Air LLC is owned by the Company's President and Chief Executive Officer, Charles D. Winston. Pursuant to the terms of the Agreement, the Company is required to reimburse the V2Air LLC for certain expenses associated with the use of the aircraft for Company business travel. During the most recently completed financial year, the Company reimbursed V2Air LLC approximately $150,000 under the terms of such Agreement. Except for the foregoing, no director, officer, nominee director, 5% holder of the Company's shares, or immediate family member, associate or affiliate thereof, had any material interest, direct or indirect, in any transaction since the commencement of the Company's last completed fiscal year or has any material interest, direct or indirect, in any proposed transaction, having value of $60,000 or more.

                            APPOINTMENT OF AUDITORS

    The persons named in the accompanying form of proxy intend to vote for the reappointment of Ernst & Young LLP as auditors of the Company to hold office until the annual meeting of shareholders in 2003. Ernst & Young LLP have served as auditors of the Company since 1993. Arrangements have been made for one or more representatives of Ernst & Young LLP to attend the Meeting, which representatives will be given an opportunity to make a statement if they so desire, and to answer questions that are appropriate.

AUDIT FEES

    The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for 2001 and their review of the financial statements included in the Company's quarterly
reports on Form 10-Q filed during 2001 were $      .

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    During 2001, Ernst & Young LLP did not provide any professional services to the Company with regard to financial information systems design and implementation.

ALL OTHER FEES

    Fees billed for services provided to the Company by Ernst & Young LLP during 2001, other than the services described above under "Audit Fees", were $581,000, including Audit Related Services of $115,000 and non-audit services of $466,000, relating to tax compliance and consulting services. Audit Related Services generally include fees for local statutory audits, accounting consultations, and SEC registration statements and the review of the interim financial statements included in the Company's quarterly reports on Form 10-Q filed during 2001.

  RESOLUTION NO. 1--PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF CONTINUANCE TO INCREASE THE SHARE OWNERSHIP REQUIREMENT NECESSARY FOR SUBMITTING SHAREHOLDER PROPOSALS NOMINATING PERSONS FOR ELECTION TO THE COMPANY'S BOARD OF DIRECTORS

    The holders of the common shares will be asked to consider and, if thought satisfactory, to approve, with or without variation, Resolution No. 1, the full text of which is set out in Schedule "A" to this Management Proxy Circular. The resolution relates to the approval of an amendment to the Company's Articles of Continuance (the "Articles") which would require that a proposal by a shareholder may include nominations for the election of directors to the Company's Board of Directors if the proposal is signed by one or more holders of shares representing in the aggregate not less than 10% of the shares or not less than 10% of the shares of a class of shares of the Company entitled to vote at the meeting to which the proposal is to be presented (the "Percentage Ownership Threshold"). The Company's Articles currently provide for a 5% Percentage Ownership Threshold. Section 89(4) of the Business Corporations Act (New Brunswick) permits the Company to raise the Percentage Ownership Threshold up to 10% with shareholder approval.

    The Board of Directors believes that the primary effect of increasing the Percentage Ownership Threshold will be to decrease the likelihood of a disruptive proxy contest by which a third party might seek to gain control of the Company without going through the process of making a bid that is negotiated and fair to shareholders. The Company cannot, however, assure shareholders that the increase in the Percentage Ownership Threshold will not discourage or prevent an offer to acquire the Company that the shareholders would find attractive. In addition, the Board of Directors believes that increasing the Percentage Ownership Threshold from 5% to 10% facilitates continuity and stability of leadership and promotes effective long-term strategic planning and the creation of long-term value for shareholders of the Company.

    The Board of Directors is not proposing this amendment to the Company's Articles in response to, or in anticipation of, any pending or threatened proxy contest or take-over bid. Rather, the Board of Directors has observed that proxy contests and unsolicited tender offers are highly disruptive and often used to gain control of a company at an unfairly low price or, in the case of proxy contests, by avoiding making any offer to shareholders. The Board of Directors believes that increasing the Percentage Ownership Threshold, together with approval of Resolution No. 2 (ratification of the continued existence of the Rights Plan), will assist the Board of Directors in preserving its ability to negotiate directly with a potential takeover bidder on behalf of the Company's shareholders, thus increasing the fair and equitable treatment of all shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the shareholders approve the amendment to the Articles and vote for the adoption of Resolution No. 1. In order to be effective, Resolution No. 1 must be approved by 66 2/3(rds) of the votes cast at the meeting.

RESOLUTION NO. 2--PROPOSAL TO RATIFY THE CONTINUED EXISTENCE OF THE SHAREHOLDER
                                  RIGHTS PLAN

    On April 12, 1999, the Board of Directors of the Company adopted a shareholder rights plan (the "Rights Plan" or the "Plan"), which was ratified by the Company's shareholders at its annual meeting on May 11, 1999. Pursuant to the terms of the Rights Plan, shareholders of the Company will be asked to vote on a resolution ("Resolution No. 2") to ratify, confirm and approve the continued existence of the Rights Plan. The full text of Resolution No. 2 is set out in Schedule "B" to this Management Proxy Circular.

INTRODUCTION

    The provisions of the Rights Plan are set out in a shareholder rights plan agreement (the "Agreement") dated and effective as of April 12, 1999, between the Company and Montreal Trust Company of Canada (the "Rights Agent"). Under the Rights Plan, one purchase right ("Right") has been issued in respect of each common share of the Company outstanding as of the date hereof and will be issued in respect of each common share of the Company issued hereafter.

    In order to continue beyond the date of the meeting, the Plan's existence must be confirmed by resolution passed by a majority of the votes cast by Independent Shareholders (generally, shareholders other than the Offeror or Acquiring Person, their Associates and Affiliates, and Persons acting jointly or in concert with the Offeror or Acquiring Person) who vote in respect of this Resolution No. 2 at the meeting.

    If ratified by a majority of common shares held by Independent Shareholders, the Rights Plan will remain in full force and effect.

    If the Plan's continued existence is not approved at the Meeting by the affirmative vote of holders of a majority of the common shares voted by Independent Shareholders present in person or represented by proxy, the Plan will thereupon effectively become void and of no further force and effect.

    All capitalized terms used without definition under the heading "Proposal to Ratify the Existence of the Shareholder Rights Plan" have the meanings ascribed to them in the Agreement.

OBJECTIVES OF THE RIGHTS PLAN

    The Board of Directors implemented the Rights Plan to ensure that, to the extent possible, in the context of a bid for control of the Company through an acquisition of the Company's common shares, shareholders will be treated equally and fairly and will be positioned to receive full value for their shares. In deciding to implement the Rights Plan, of concern to the Board of Directors was the widely held view that existing securities legislation provides too short a response time to a Company that is the subject of an unsolicited bid for control.

    Also of concern to the Board of Directors is the possibility that, under existing securities laws, the Company's shareholders could be treated unequally in the context of a bid for control. These concerns are described in more detail below.

    The Rights Plan was not adopted and approved by shareholders in response to, or in anticipation of, any pending or threatened take-over bid, nor to deter take-over bids generally. Rather, the objectives of the Rights Plan are to give adequate time for shareholders to properly assess a bid without undue pressure, for the Board of Directors to consider value-enhancing alternatives and to allow competing bids to emerge. In addition, the Rights Plan has been designed to provide shareholders of the Company with equal treatment in a bid for control of the Company.

    In adopting the Rights Plan, the Board of Directors initially considered the following concerns inherent in the existing legislative framework governing take-over bids and considers these concerns to remain relevant today:

    (a) Time. Current legislation permits a take-over bid to expire in 35 days in Canada and 20 business days in the United States. The Board of Directors is of the view that this is not sufficient time to permit shareholders to consider a take-over bid and to make a reasoned and unhurried decision. The Rights Plan provides a mechanism whereby the minimum expiry period for a Take-over Bid must be 45 days after the date of the bid and the bid must remain open for a further period of 10 Business Days after the Offeror publicly announces that the shares deposited or tendered and not withdrawn constitute more than 50% of the Voting

       Shares outstanding held by Independent Shareholders. The Plan is intended to provide shareholders with adequate time to properly evaluate the offer and to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value. Those alternatives could include, if deemed appropriate by the Board of Directors, the identification of other potential bidders, the conducting of an orderly auction or the development of a corporate restructuring alternative which could enhance shareholder value.

    (b) Pressure to Tender. A shareholder may feel compelled to tender to a bid which the shareholder considers to be inadequate out of a concern that failing to tender may result in the shareholder being left with illiquid or minority discounted shares in the Company. This is particularly so in the case of a partial bid for less than all shares of a class where the bidder wishes to obtain a control position but does not wish to acquire all of the Voting Shares. The Plan provides a shareholder approval mechanism in the Permitted Bid provision which is intended to ensure that a shareholder can separate the tender decision from the approval or disapproval of a particular take-over bid. By requiring that a bid remain open for acceptance for a further 10 Business Days following public announcement that more than 50% of the Voting Shares held by Independent Shareholders have been deposited, a shareholder's decision to accept a bid is separated from the decision to tender, lessening the undue pressure to tender typically encountered by a shareholder of a Company that is the subject of a take-over bid.

    (c) Unequal Treatment. While existing securities legislation has addressed many concerns of unequal treatment, there remains the possibility that control of a Company may be acquired pursuant to a private agreement in which a small group of shareholders disposes of shares at a premium to market price which premium is not shared with the other shareholders. In addition, a person may slowly accumulate shares through stock exchange acquisitions which may result, over time, in an acquisition of control without payment of fair value for control or a fair sharing of a control premium among all shareholders. The Plan addresses these concerns by applying to all acquisitions resulting in the acquiror beneficially holding greater than 20% of the Voting Shares, to better ensure that shareholders receive equal treatment.

GENERAL IMPACT OF THE RIGHTS PLAN

    In the past, shareholder rights plans have been criticized by some commentators on the basis that they may serve to deter take-over bids, to entrench management, and to place in the hands of boards of directors, rather than shareholders, the decision as to whether a particular bid for acquisition of control is acceptable. Critics of some shareholder rights plans have also alleged that they cast a needlessly wide net, thereby increasing the likelihood of an inadvertent triggering of the plan, while at the same time deterring shareholders from participating in legitimate corporate governance activities.

    The Board of Directors has considered these concerns, and believes that they have been largely addressed in the Plan.

    It was not the intention of the Board of Directors in adopting the Plan to secure the continuance of existing directors or management in office, nor to avoid a bid for control of the Company. For example, through the Permitted Bid mechanism, described in more detail below, shareholders may tender to a bid which meets the Permitted Bid criteria without triggering the Plan, regardless of the acceptability of the bid to the Board of Directors. Furthermore, even in the context of a bid that does not meet the Permitted Bid criteria, the Board of Directors will continue to be bound to consider fully and fairly any bid for the Company's common shares in any exercise of its discretion to waive application of the Plan or redeem the Rights. In discharging that responsibility, the Board of Directors must act honestly and in good faith with a view to the best interests of the Company and its shareholders.

    The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism of the Business Corporations Act (New Brunswick) to promote a change in the management or direction of the Company, and has no effect on the rights of holders of outstanding voting shares of the Company to requisition a meeting of shareholders, in accordance with the provisions of applicable corporate and securities legislation, or to enter into agreements with respect to voting their common shares. The definitions of "Acquiring Person" and "Beneficial Ownership" have been developed to minimize concerns that the Plan may be inadvertently triggered or triggered as a result of an overly-broad aggregating of holdings of institutional shareholders and their clients.

    The Board of Directors continues to believe that the dominant effect of the Plan will be to enhance shareholder value, and ensure equal treatment of all shareholders in the context of an acquisition of control.

    The Rights Plan will not interfere with the day-to-day operations of the Company. The initial issuance of the Rights does not in any way alter the financial condition of the Company, impede its business plans or alter its financial statements. In addition, the Rights Plan is initially not dilutive and is not expected to have any effect on the trading of common shares. However, if a Flip-In Event occurs and the Rights separate from the common shares, as described in the summary below, reported earnings per share and reported cash flow per share on a fully-diluted or non-diluted basis may be affected. In addition, holders of Rights not exercising their Rights after a Flip-In Event may suffer substantial dilution.

    The Rights Plan may, however, increase the price to be paid by a potential Offeror to obtain control of the corporation and may discourage certain transactions, including Take-over Bids for less than all the Voting Shares of the Company. Accordingly, the Rights Plan may deter some Take-over Bids.

    The Board of Directors believes that the results of several unsolicited take-over bids in Canada demonstrate that shareholder rights plans can enhance shareholder value without removing the ultimate decision from the shareholders. In a number of instances, a change of control was achieved following an unsolicited bid in circumstances where the ultimately successful bid was substantially better than the original offer made by the bidder. There can be no assurance however that the Rights Plan, if its continued existence is approved, would serve to cause a similar result.

    The Ontario Securities Commission has indicated that the board of directors of a Company confronted with an unsolicited take-over bid will not be allowed to maintain a shareholder rights plan indefinitely to keep a bid from the shareholders; however, these decisions also indicate that so long as the board of directors is actively and realistically seeking value-maximizing alternatives, shareholder rights plans may serve a legitimate purpose.

TERMS OF THE RIGHTS PLAN

    The following is a summary of the terms of the Rights Plan. The summary is qualified in its entirety by the full text of the Rights Agreement, copies of which will be made available to Shareholders of record upon request made to GSI Lumonics Inc., 105 Schneider Road, Kanata, Ontario, K2K 1Y3, Attention:
Secretary.

                               ISSUANCE OF RIGHTS

    One Right has been issued by the Company in respect of each common share outstanding at 5:00 p.m. (Ottawa Time) on April 12, 1999, and one Right will be issued in respect of each common share of the Company issued thereafter, prior to the earlier of the Separation Time and the Expiration Time. Each Right entitles the registered holder thereof to purchase from the Company one common share at the exercise price of Cdn$200, subject to adjustment and certain anti-dilution provisions (the

"Exercise Price"). The Rights are not exercisable until the Separation Time. If a Flip-In Event occurs, each Right will entitle the registered holder to receive, upon payment of the Exercise Price, common shares of the Company having an aggregate market price equal to twice the Exercise Price.

                               TRADING OF RIGHTS

    Until the Separation Time (or the earlier termination or expiration of the Rights), the Rights will be evidenced by the certificates representing the common shares of the Company and will be transferable only together with the associated common shares. From and after the Separation Time, separate certificates evidencing the Rights ("Rights Certificates"), together with a disclosure statement prepared by the Corporation describing the Rights, will be mailed to holders of record of common shares (other than an Acquiring Person) as of the Separation Time. Rights Certificates will also be issued in respect of common shares issued prior to the Expiration Time to each holder (other than an Acquiring Person) converting, after the Separation Time, securities ("Convertible Securities") convertible into or exchangeable for common shares. The Rights will trade separately from the common shares after the Separation Time.

                                SEPARATION TIME

    The Separation Time is the Close of Business on the eighth Business Day after the earlier of (i) the "Stock Acquisition Date", which is generally the first date of public announcement of facts indicating that a Person has become an Acquiring Person; and (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Company or any subsidiary of the Company) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, so long as such bid continues to satisfy the requirements of a Permitted Bid or Competing Permitted Bid). In either case, the Separation Time can be such later Business Day as may from time to time be determined by the Board of Directors. If a Take-over Bid expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, it shall be deemed never to have been made.

                                ACQUIRING PERSON

    In general, an Acquiring Person is a Person who is the Beneficial Owner of 20% or more of the Company's outstanding common shares and any other shares in the share capital or any voting interest of the Company entitled to vote generally on the election of directors ("Voting Shares"). Currently, no Voting Shares other than the common shares are outstanding. Excluded from the definition of "Acquiring Person" are the Company and its subsidiaries, and any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one more or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition and a Pro Rata Acquisition. The definitions of "Voting Share Reduction", "Permitted Bid Acquisition", "Exempt Acquisition" and "Pro Rata Acquisition" are set out in the Agreement. However, in general:

    (a) a "Pro Rata Acquisition" means an acquisition of Voting Shares pursuant to a dividend reinvestment plan, share purchase plan, stock dividend, a stock split or other similar event. It also means the acquisition or exercise of share purchase rights distributed pursuant to a bona fide rights offering or a public or private distribution of Voting Shares or Convertible Securities (including a conversion or exchange of such Convertible Securities) but only if the acquisition allows the acquirer to maintain its percentage holding of Voting Shares;

    (b) a "Voting Share Reduction" means an acquisition or redemption by the Company of Voting Shares;

    (c) an "Exempt Acquisition" means a share acquisition in respect of which the Board of Directors has waived the application of the Plan or which was made prior to the date of the Agreement; and

    (d) a "Permitted Bid Acquisition" means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid.

    Also excluded from the definition of "Acquiring Person" are underwriters acting in connection with a bona fide distribution of securities to the public.

                              BENEFICIAL OWNERSHIP

    In general, a Person is deemed to Beneficially Own common shares actually held by others in circumstances where those holdings are or should be grouped together for purposes of the Plan. Included are holdings by the Person's Affiliates (generally, a person that controls, is controlled by, or under common control with another person) and Associates (generally, relatives sharing the same residence). Also included are securities which the Person or any of the Person's Affiliates or Associates has the right to acquire within 60 days (other than customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities, and other than pledges of securities in the ordinary course of business).

    A Person is also deemed to "Beneficially Own" any securities that are Beneficially Owned (as described above) by any other Person with which the Person is acting jointly or in concert.

    The definition of "Beneficial Ownership" contains several exclusions whereby a Person is not considered to "Beneficially Own" a security. A Person shall not be deemed to be the Beneficial Owner of a security because the holder of such security has either agreed pursuant to a Permitted Lock-up Agreement to deposit or tender such security to a Take-over Bid made by such Person or such Person's Affiliate or Associate or because such security has been deposited or tendered to a Take-over Bid made by such Person or such Person's Associates or Affiliates until the earlier of such security being accepted unconditionally for payment or exchange pursuant to the Take-over Bid and such security being taken up and paid for. "Permitted Lock-Up Agreement" is defined in the Agreement; however, generally a "Permitted Lock-Up Agreement" is an agreement between a Person and one or more holders of Voting Shares to tender shares to a Take-over Bid (the "Lock-Up Bid") which agreement provides that the obligation to tender or deposit is terminable at the option of the holder of Voting Shares if another Take-over Bid is made at a price or value per Voting Share that is at least 5% in excess of the Lock-up Bid or another Take-over Bid is made for a number of Voting Shares at least 5% greater than a number of Voting Shares bid for under the Lock-Up Bid at a price or value that is not less than the price or value offered under the Lock-up Bid and in the event that the Lock-up Bid is not successful no break-up fees, top-up fees, penalties or expenses or other amounts that exceed in the aggregate the cash equivalent of 2 1/2% of the price or value payable under the Lock-up Bid to the holders of Voting Shares who are party to the Permitted Lock-up Agreement.

    There are other exemptions from the deemed "Beneficial Ownership" provisions for institutional shareholders acting in the ordinary course of business. These exemptions apply to (i) a fund manager ("Fund Manager") which holds securities in the ordinary course of business in the performance of its duties for the account of any other Person (a "Client"); (ii) a licensed trust Company ("Trust Company") acting as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent persons (each an "Estate Account") or in relation to other accounts (each an "Other Account") and which holds such security in the ordinary course of its duties for such accounts;
(iii) the administrator or the trustee (a "Plan Administrator") of one or more pension funds or plans (a "Plan") registered under Canadian or U.S. law or
(iv) an agency (the "Crown Agent") established by statute, and its ordinary business or activity includes the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies. The foregoing exemptions only apply so long as the Fund Manager, Trust Company, Plan Administrator or Crown Agent is not then making or has not then announced an intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities (X) by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or acting jointly or in concert with any other Person, (Y) pursuant to a distribution by the Company or (Z) by means of a Permitted Bid (as defined below).

    Finally, a Person will not be deemed to "Beneficially Own" a security because (i) the Person is a Client of the same Fund Manager, an Estate Account or an Other Account of the same Trust Company, or Plan with the same Plan Administrator as another Person or Plan on whose account the Fund Manager, Trust Company or Plan Administrator, as the case may be, holds such security; or
(ii) the Person is a Client of a Fund Manager, Estate Account, Other Account or Plan, and the security is owned by the Fund Manager, Trust Company or Plan Administrator, as the case may be.

                                 FLIP-IN EVENT

    A Flip-In Event occurs when any Person becomes an Acquiring Person. In the event that, prior to the Expiration Time, a Flip-In Event which has not been waived occurs (see "Redemption, Waiver and Termination" below), each Right (except for Rights Beneficially Owned or which may thereafter be Beneficially Owned by an Acquiring Person or a transferee of such a Person, which Rights will become null and void) shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms of the Plan, that number of common shares having an aggregate Market Price on the date of the Flip-In Event equal to twice the Exercise Price, for the Exercise Price (such Right being subject to anti-dilution adjustments). For example, if at the time of the Stock Acquisition Date the Exercise Price is $200.00 and the Market Price of the common shares is $40.00, the holder of each Right would be entitled to purchase common shares having an aggregate Market Price of $400.00 (that is, 10 common shares) for $200.00 (that is, a 50% discount from the Market Price).

                   PERMITTED BID AND COMPETING PERMITTED BID

    A Permitted Bid is a Take-over Bid made by way of a Take-over Bid circular and which complies with the following additional provisions:

    (a) the Take-over Bid is made to all holders of record of Voting Shares wherever resident as registered on the books of the Company, other than the Offeror;

    (b) the Take-over Bid contains, and the take-up and payment for the securities tendered or deposited thereunder is subject to, irrevocable and unqualified conditions that:

        (i) no Voting Shares shall be taken-up or paid for pursuant to the Take-over Bid (a) prior to the Close of Business on the date which is not to be less than 45 days following the date of the Take-over Bid and (b) unless at the Close of Business on that date, the Voting

            Shares deposited or tendered pursuant to the Take-over Bid and not withdrawn constitute more than 50% of the Voting Shares outstanding which are held by Independent Shareholders;

        (ii) unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time prior to the Close of Business on the date of the first take up of or payment for Voting Shares;

       (iii) any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

        (iv) if more than 50% of the Voting Shares held by Independent Shareholders are deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid shall remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement.

    If a Permitted Bid ceases to be a Permitted Bid because it ceases to meet any or all of the criteria at any time, any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares made prior to such time, ceases to be an acquisition of Voting Shares made pursuant to a Permitted Bid (or a Competing Permitted Bid, as described below).

    A Competing Permitted Bid is a Take-over Bid that is made after a Permitted Bid has been made but prior to its expiry, and satisfies all the requirements of a Permitted Bid as described above, except that a Competing Permitted Bid is not required to remain open for 45 days so long as it is open until the later of 21 days after the date of the Competing Permitted Bid and 45 days after the earliest date on which any other Permitted Bid or Competing Permitted Bid then in existence was made.

                       REDEMPTION, WAIVER AND TERMINATION

    (a) Redemption of Rights. The Board of Directors acting in good faith may, with prior shareholder approval, at any time prior to the later of the Stock Acquisition Date and the Separation Time, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $.0001 per Right, appropriately adjusted for anti-dilution as provided in the Agreement (the "Redemption Price").

    (b) Waiver of Inadvertent Acquisition. The Board of Directors is required to waive the application of the Plan in respect of the occurrence of any Flip-In Event if (i) the Board of Directors has determined, following the Stock Acquisition Date and prior to the Separation Time, that a Person became an Acquiring Person under the Plan; and (ii) the Acquiring Person, within 10 days after the determination by the Board of Directors or such later date as the Board of Directors may determine (the "Disposition Date"), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the person remains an Acquiring Person at the Close of Business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date.

    (c) Permitted Bid Acquisition. In the event that a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid, more than 50% of the outstanding common shares (including shares held at the date of the bid), the Board of Directors shall, immediately upon the consummation of the acquisition, be deemed to have elected to redeem the Rights at the Redemption Price.

    (d) Discretionary Waiver with Mandatory Waiver of Concurrent Bids. The Board of Directors may, prior to the occurrence of the relevant Flip-In Event, upon prior written notice to the Rights Agent, waive the application of the Plan to a Flip-In Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Voting Shares. However, if the Board of Directors waives the application of the Plan, the Board of Directors shall be deemed to have waived the application of the Plan, in respect of any other Flip-In Event occurring by reason of such a Take-over Bid made prior to the expiry of a bid for which a waiver is, or is deemed to have been, granted.

    (e) Waiver on Agreement to Reduce Beneficial Ownership by Acquiring Person. The Board of Directors may, prior to the Close of Business on the eighth Business Day following a Stock Acquisition Date or such later Business Day as it may from time to time determine, upon prior written notice to the Rights Agent, waive the application of the Plan to a Flip-In Event, provided that the Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Company, acceptable to the Board of Directors, to do so within 10 days of the date on which such contractual arrangement is entered into or such later date as the Board of Directors may determine) such that at the time the waiver becomes effective, the Person having acquired the Voting Shares is no longer an Acquiring Person. If such a waiver becomes effective prior to the Separation Time, the applicable Flip-In Event shall be deemed not to have occurred.

    (f) Redemption of Rights on Withdrawal or Termination of Bid. Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time and prior to the occurrence of a Flip-In Event, or if the Board of Directors grants a waiver under the circumstances described in (e) above after the Separation Time, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being so redeemed, all the provisions of the Plan shall continue to apply as if the Separation Time had not occurred and Rights Certificates had not been mailed, and the Separation Time shall be deemed not to have occurred.

    If the Board of Directors is deemed to have elected or elects to redeem the Rights as described in paragraphs (a) or (c) above, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights is to receive the Redemption Price. Within 10 days of any such election or deemed election to redeem the Rights, the Company will notify the holders of the common shares or, after the Separation Time, the holders of the Rights.

                           ANTI DILUTION ADJUSTMENTS

    The Exercise Price of a Right, the number and kind of securities subject to purchase upon exercise of a Right, and the number of Rights outstanding, will be adjusted in certain events, including;

    (a) if there is a stock dividend (other than pursuant to any dividend reinvestment plan) on the common shares, or a subdivision or consolidation of the common shares, or an issuance of common shares (or Convertible Securities) in respect of, in lieu of or in exchange for common shares; or

    (b) if the Company fixes a record date for the distribution to all holders of common shares of certain rights or warrants to acquire common shares or Convertible Securities, or for the making of a distribution to all holders of common shares or evidences of indebtedness or assets (other than regular periodic cash dividends or stock dividends payable in common shares) or other securities.

    No adjustment in Exercise Price will be made unless it represents, on a cumulative basis with other unreflected adjustments, at least a 1% change in the Exercise Price.

                           SUPPLEMENTS AND AMENDMENTS

    The following changes may be made subject to subsequent ratification by the holders of the common shares or, after the Separation Time, Rights:

    (a) changes that the Board of Directors, acting in good faith, determines are necessary to maintain the validity of the Agreement and the Rights as a result of any change in any applicable legislation, regulation or rules; and

    (b) changes to the Plan in order to cure any clerical or typographical error.

    Subject to the above exceptions, any amendment, variation or deletion of or from the Agreement and the Rights, is subject to the prior approval of the holders of common shares, or, after the Separation Time, the holders of the Rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors has determined that the continued existence of the Rights Plan is in the best interests of the Company and the holders of its common shares. The Board of Directors unanimously recommends that the shareholders approve the continued existence of the Rights Plan and vote for the adoption of Resolution No. 2. In order to be effective, Resolution No. 2 must be approved by a majority of votes cast at the meeting.

RESOLUTION NO. 3--AMENDMENT TO 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF
        SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 2,000,000 SHARES

    The holders of the common shares will be asked to consider and, if thought satisfactory, to approve, with or without variation, Resolution No. 3, the full text of which is set out in Schedule "C" to this Management Proxy Circular, which resolution relates to the approval of an amendment to the Company's 1995 Stock Option Plan, as amended (the "1995 Option Plan"). The Board of Directors approved the amendment to the 1995 Plan and shareholder approval is required to meet the Rules of The Toronto Stock Exchange. At the date hereof, the amendment to the 1995 Option Plan is subject to regulatory approval.

    The 1995 Option Plan is intended to encourage ownership of common shares by employees (including contract employees), consultants, and directors and thereby provide additional incentive for them to promote the success of the Company in a highly competitive business environment. Under the 1995 Option Plan, the maximum number of common shares which may be issued is 4,906,000. The 1995 Option Plan is more fully described in this Proxy Circular under the heading "Stock Option Plans." In the view of the Board of Directors, it is necessary and appropriate to increase the specified maximum number of common shares issuable under the 1995 Option Plan in order to permit the continued grant of options to attract and retain talented individuals in accordance with the purposes of the 1995 Option Plan. Accordingly, the Board of Directors has determined that the total maximum number of common shares reserved for issuance under the 1995 Option Plan should be increased by 2,000,000 to 6,906,000. The proposed 2,000,000 share increase in the 1995 Option Plan represents approximately 4.92% of the issued and outstanding common shares as of March 14, 2002.

    The Toronto Stock Exchange Policy requires a specified maximum number of shares issuable under the 1995 Option Plan to be stated therein. The Toronto Stock Exchange Policy also requires a shareholder vote to be taken where, among other matters, the maximum number of shares reserved for issuance pursuant to stock options may exceed 10% of the outstanding shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends that the shareholders approve the amendment to the 1995 Option Plan and vote for the adoption of Resolution
No. 3. In order to be effective, Resolution No. 3 must be approved by a majority of votes cast at the meeting.

                                 OTHER BUSINESS

    Management does not know of any matters to be brought before the Meeting other than those set forth in the Notice accompanying this Circular.

                                   PROPOSALS

    Proposals of shareholders intended for inclusion in next year's Management Proxy Circular must be received by the Company on or before January 1, 2003. Shareholder proposals not intended for inclusion in next year's Management Proxy Circular will be considered untimely if received later than February 10, 2003, and proxies will confer discretionary authority with respect to such proposals.

                              DIRECTORS' APPROVAL

    The contents and the sending of this Management Proxy Circular have been approved by the directors.

                                          Ottawa, Ontario
                                          March 28, 2002
                                          By order of the Board of Directors
                                          (signed) Eileen Casal
                                          Corporate Secretary

                                  SCHEDULE "A"

                AMENDMENT TO ARTICLES OF CONTINUANCE TO INCREASE
    THE REQUIREMENT FOR SHARE OWNERSHIP PERCENTAGES NECESSARY FOR SUBMITTING
                             SHAREHOLDER PROPOSALS
      NOMINATING PERSONS FOR ELECTION TO THE COMPANY'S BOARD OF DIRECTORS

    BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1. the proposed amendment to the Company's Articles of Continuance increasing the share ownership percentage necessary for submitting shareholder proposals for the nomination of directors from not less than 5% to not less than 10% of the shares outstanding, which is more particularly set forth in the Management Proxy Circular for the Company's Annual and Special Meeting of Shareholders on May 9, 2002 be and the same are hereby authorized and approved; and

2. any officer or director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                  SCHEDULE "B"

             APPROVAL OF THE CONTINUED EXISTENCE OF THE RIGHTS PLAN

    BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1. the continued existence of the Shareholder Rights Plan evidenced by the Shareholder Rights Plan Agreement made as of April 12, 1999 between the Company and Montreal Trust Company of Canada, be and it is hereby ratified, confirmed and approved;

2. any officer or director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination; and

3. the directors of the Company may in their discretion revoke this resolution before it is implemented, without further notice to, or approval of the shareholders.

                                  SCHEDULE "C"

            AMENDMENT TO THE 1995 STOCK OPTION PLAN TO INCREASE THE
             NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

    BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1. the proposed amendment to the 1995 Option Plan increasing the number of shares reserved for issuance under the 1995 Option Plan by 2,000,000, which change is more particularly set forth in the Management Proxy Circular for the Company's Annual and Special Meeting of Shareholders on May 9, 2002 be and the same are hereby authorized and approved; and

2. any officer or director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                  SCHEDULE "D"

                              CORPORATE GOVERNANCE

                                                    DOES THE
                                                    COMPANY
TSE CORPORATE GOVERNANCE GUIDELINE                  COMPLY?    COMMENTS
----------------------------------                  --------   --------
1.       The Board should explicitly assume
         responsibility for the stewardship of the
         Company, and specifically for:

         (i)      adoption of a strategic planning    Yes      (i)     one Board meeting per year is
                  process                                              set aside for a review of
                                                                       management's strategic
                                                                       direction, guidelines and plans

         (ii)     identification of principal         Yes      (ii)    the Board has specifically
                  risks of the Company's business                      identified the Company's
                  and ensuring the implementation                      principal risks and manages
                  of appropriate systems to manage                     these risks through regular
                  these risks                                          appraisal of management's
                                                                       practices

         (iii)    succession planning, including      Yes      (iii)   the Board reviews its
                  appointing, training and                             organization structure and
                  monitoring of senior management                      succession planning matters at
                                                                       least annually

         (iv)     communications policy               Yes      (iv)    the Board has approved and
                                                                       reserves the right to review and
                                                                       approve amendments to the
                                                                       Company's policies relating to
                                                                       communications between the
                                                                       Company, it's shareholders and
                                                                       the public. In furtherance of
                                                                       this responsibility the Board is
                                                                       obliged to approve any public
                                                                       information releases of a
                                                                       material nature

                                                    DOES THE
                                                    COMPANY
TSE CORPORATE GOVERNANCE GUIDELINE                  COMPLY?    COMMENTS
----------------------------------                  --------   --------

         (v)      the integrity of the Company's      Yes      (v)     the Board, through the
                  internal control and management                      appointment of various
                  information systems                                  committees, or through the
                                                                       review and approval of the plans
                                                                       of various committees of
                                                                       management has assured itself of
                                                                       an effective means of monitoring
                                                                       the integrity of the Company's
                                                                       system of internal control. Each
                                                                       of the following committees is
                                                                       responsible for periodically
                                                                       reporting to the Board on the
                                                                       noted areas:
                                                                       - Audit Committee (held eight
                                                                         meetings during fiscal 2001):
                                                                         compliance of all financial
                                                                         reporting with accounting
                                                                         principles and oversight of
                                                                         all financial plans

                                                                       - Compensation Committee (held
                                                                         seven meetings during fiscal
                                                                         2001): fixing the remuneration
                                                                         for the Chief Executive
                                                                         Officers and other senior
                                                                         executives who report to the
                                                                         Chief Executive Officer, and
                                                                         administration of the
                                                                         Company's stock option plans

2.       Majority of Directors to be "unrelated"      Yes      Mr. Winston (President and CEO) is the
                                                               only related Director

3.       Disclosure for each Director                 Yes      Related--Charles D. Winston, President
         whether related or unrelated and                      and CEO of the Company
         the basis of the conclusion                           For the remainder of the proposed
                                                               Directors none of them or their
                                                               associates have:

                                                               --      worked for the Company
                                                               --      material contracts with the
                                                                       Company
                                                               --      received remuneration from the
                                                                       Company in excess of Director
                                                                       fees

                                                               Black   Unrelated
                                                               Ferrari  Unrelated
                                                               Griffiths Unrelated
                                                               Pond   Unrelated
                                                               Virgillio Unrelated

                                                    DOES THE
                                                    COMPANY
TSE CORPORATE GOVERNANCE GUIDELINE                  COMPLY?    COMMENTS
----------------------------------                  --------   --------
4.       a)       Appoint a Committee of the Board             Currently, the Board has responsibility
                  responsible for appointment/                 for nominating new directors
                  assessment of Directors

         b)       Composed exclusively of non-
                  management Directors the
                  majority of whom are unrelated

5.       Implement a process for assessing the        Yes      Currently, the Board monitors the
         effectiveness of the Board, its                       effectiveness of the relationship
         committees and individual directors                   between management and the Board, the
                                                               effectiveness of Board operations, the
                                                               operations of Board committees and that
                                                               of individual directors, to recommend
                                                               improvements to each of the above

6.       Provide orientation and education            Yes      Currently, the Board is responsible for
         programs for new Directors                            the orientation and education of new
                                                               Directors

7.       Review and where appropriate, to reduce,     Yes      Board membership is set at six (6) which
         the size of the Board to promote more                 is considered optimum
         effective decision making

8.       Review and ensure that the compensation      Yes      The Board ensures director compensation
         of Directors reflects the                             levels are sufficiently reflective of
         responsibilities and risks involved                   responsibilities and risks involved

9.       Committees of the Board should generally     Yes      All Board committees are composed
         be composed of outside Directors who are              entirely of outside Directors
         unrelated

10.      Assign responsibility for the Board's                 Currently, the Company does not have a
         approach to governance issues to a                    Corporate Governance Committee, but
         committee of the Board                                regularly reviews matters pertaining to
                                                               governance including committee
                                                               membership and mandates, making
                                                               recommendations for change and for other
                                                               such initiatives which may be deemed in
                                                               the interest of the Board in order to
                                                               improve corporate governance

                                                    DOES THE
                                                    COMPANY
TSE CORPORATE GOVERNANCE GUIDELINE                  COMPLY?    COMMENTS
----------------------------------                  --------   --------
11.      Define limits to management's                         The Board reviews and approves
         responsibilities by developing mandates               significant operational and financial
         for:                                                  matters and provides direction to
         a)    the Board                              Yes      management on these matters

         b)       the CEO, and approving the CEO's    Yes      The CEO's mandate, which includes the
                  corporate objectives                         general mandate to maximize shareholder
                                                               value is established year to year in the
                                                               form of the annual corporate objectives
                                                               and strategic directions which are
                                                               subject to Board approval

12.      Ensure the Board is able to function         Yes      Five of six Board members are outside
         independently of management                           Directors and all Board committees are
                                                               composed entirely of outside Directors

13.      a)       Establish an Audit Committee        Yes      The Company's Audit Committee is
                  with a specifically defined                  mandated to:
                  mandate

                                                               --      monitor audit functions and the
                                                                       preparation of financial
                                                                       statements

                                                               --      approve press releases on
                                                                       financial results

                                                               --      review annual information
                                                                       circulars as well as any
                                                                       material change reports and
                                                                       prospectuses

                                                               --      meet with outside auditors
                                                                       independent of management where
                                                                       appropriate

                                                               --      review and approve foreign
                                                                       currency risk strategies and the
                                                                       Company's investment policy

         b)       All members of the Audit            Yes
                  Committee are outside Directors

14.      Provide for the engagement of outside        Yes      Individual Directors may engage the
         advisors by individual Directors at the               services of an outside advisor with the
         Company's expense                                     approval of the Board

                                GSI LUMONICS INC.

       PROXY FOR THE ANNUAL AND SPECIAL MEETING TO BE HELD ON MAY 9, 2002


       THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE CORPORATION

The undersigned shareholder of GSI Lumonics Inc. (the "Corporation") hereby appoints Charles D. Winston or failing him, Thomas R. Swain, or instead of them, Benjamin J. Virgilio as proxy of the undersigned with the power of substitution to attend and vote for and on behalf of the undersigned at the Annual and Special Meeting of the Shareholders of the Corporation to be held on Thursday, May 9, 2002 and at any adjournment or adjournments thereof, in the same manner, to the same extent and with the same powers as if the undersigned were present at the said meeting or any adjournment or adjournments thereof and without limiting the general authorization and power hereby granted, the persons named above are specifically directed to vote as follows:

1.   VOTE FOR  /  /    AGAINST  /  /    or ABSTAIN  /  /

     (IF NO SPECIFICATION IS MADE, VOTE FOR) the resolution, if proposed at the Meeting, permitting two or more director nominees to be elected by a single resolution and vote as opposed to electing each director nominee by way of separate resolution and vote.

2.   ELECTION OF DIRECTORS LISTED IN THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.

     The undersigned casts the number of votes equal to the number of common shares held by the undersigned multiplied by 6: The distribution of votes among the nominees is as indicated below. A vote in favor of the election of more than one nominee without an indication as to how the votes are to be distributed among the nominees shall mean that the votes are to be distributed equally among all nominees voted for by the undersigned. IF NO SPECIFICATION IS MADE FOR ANY NOMINEE, IT SHALL MEAN THAT THE PROXY NOMINEES ARE INSTRUCTED TO VOTE FOR ALL OF THE FOLLOWING NOMINEES WITH THE VOTES DISTRIBUTED EQUALLY AMONG ALL NOMINEES.

     NOMINEE                            VOTE

     Richard B. Black                   __________ FOR __________ WITHHOLD

     Paul F. Ferrari                    __________ FOR __________ WITHHOLD

     Phillip A. Griffiths, Ph.D.        __________ FOR __________ WITHHOLD

     Byron O. Pond                      __________ FOR __________ WITHHOLD

     Benjamin J. Virgilio               __________ FOR __________ WITHHOLD

     Charles D. Winston                 __________ FOR __________ WITHHOLD

3. APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS AND AUTHORIZING THE BOARD OF DIRECTORS TO FIX THEIR REMUNERATION.

     /  /  VOTE FOR     /  /  VOTE AGAINST     /  /  ABSTAIN

4. RESOLUTION NO. 1 - PROPOSAL TO AMEND THE CORPORATION'S ARTICLES OF CONTINUANCE TO INCREASE THE SHARE OWNERSHIP REQUIREMENT NECESSARY FOR SUBMITTING SHAREHOLDER PROPOSALS NOMINATING PERSONS FOR ELECTION TO THE CORPORATION'S BOARD OF DIRECTORS.

     /  /  VOTE FOR     /  /  VOTE AGAINST     /  /  ABSTAIN

5. RESOLUTION NO. 2 - PROPOSAL TO RATIFY THE CONTINUED EXISTENCE OF THE SHAREHOLDER RIGHTS PLAN.

     /  /  VOTE FOR     /  /  VOTE AGAINST     /  /  ABSTAIN

6.   RESOLUTION NO. 3 - AMENDMENT TO 1995 STOCK OPTION PLAN TO INCREASE
     THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN BY 2,000,000.

     /  /  VOTE FOR     /  /  VOTE AGAINST     /  /  ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If the officers named in this proxy are appointed by the undersigned and no direction is made, such officers will vote in favor of the resolution.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. If not dated, this proxy is deemed to bear the date on which it is mailed by the person making the solicitation.

Dated the ________ day of _________________________, 2002.




                                               --------------------------------
                                               (Signature of Shareholder)


                                               --------------------------------
                                               (Signature if held jointly)


NOTES:

1. This proxy confers authority for the above named to vote in their discretion with respect to amendments or variations to the matters identified in the notice of the meeting accompanying this proxy or other matters which may properly come before the meeting.

2. Each shareholder has the right to appoint a person to represent such shareholder at the meeting other than the persons specified above. Such right may be exercised by inserting in the blank space provided the name of the person to be appointed who need not be a shareholder of the Corporation.

3. This proxy is not valid unless signed and dated. Where shares are held jointly, tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shareholder is a corporation, this proxy must be executed by an authorized person under corporate seal. If a partnership, please sign in partnership name by authorized person.


(C)March 2002, GSI Lumonics Inc.
GSI Lumonics is a registered trademark
Printed in Canada, Item # 342